Exhibit 99.1
SECOND QUARTER 2006
Supplemental Operating and Financial Data
All dollar amounts shown in this report are unaudited,
except for the December 31, 2005 Consolidated Balance Sheet.
This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy securities of Equity Office. Any offers to sell or solicitations to buy securities of Equity Office shall be made only by means of a prospectus approved for that purpose.

Equity Office Properties Trust
Table of Contents
June 30, 2006

PAGE
Corporate Data

Overview	1
Board of Trustees / Executive Officers / Equity Research Coverage / Company Information / Senior Unsecured Debt Ratings / Tentative Conference Call Dates	2
Quarterly Events	3-6

Financial Information

Key Data	7-9
Press Release	10
Consolidated Statements of Operations	11
Consolidated Balance Sheets	12
Reconciliation of Net Income (Loss) to Funds From Operations (“FFO”)	13-14
Consolidated Statements of Cash Flows	15-16
Segment Information	17
Same Store Portfolio Segment Results	18-19
Statements of Discontinued Operations	20
Earnings (Loss) Per Share	21
Net Free Cash Flow	22
Property Joint Venture Information	23-24
Developments	25
Fixed and Variable Rate Consolidated Debt	26
Debt Summary	27-29
Debt Maturity and Mandatorily Redeemable Preferred Shares	30
Tenant Improvements and Leasing Costs	31-32
Tenant Improvements, Leasing Costs and Capital Improvements	33
Portfolio Summary	34

Total Office Portfolio Data

Gross Leasing Summary	35
Occupancy Summary	36
25 Largest Tenants	37
Lease Expiration Schedule	38-40
Rent Expiration by Market 2006 to 2008	41
Lease Distribution by Size	42
Distribution by Industry	43

Forward-Looking Statements	44

Equity Office Properties Trust
Corporate Data
June 30, 2006

Equity Office Properties Trust
Overview
June 30, 2006
Equity Office
     The use of the word “Equity Office” in this Supplemental Operating and Financial Data Report refers to Equity Office Properties Trust and its subsidiaries, including EOP Operating Limited Partnership (“EOP Partnership”), except where the context otherwise requires.
     Equity Office is the largest publicly traded owner and manager of office properties in the United States. At June 30, 2006, Equity Office had a national office portfolio comprised of whole or partial interests in 595 office buildings comprising 109.2 million square feet in 16 states and the District of Columbia (“Total Office Portfolio”). Equity Office owned buildings in 23 markets and in 99 submarkets, enabling it to provide premium office space for a wide range of local, regional and national customers.
     Equity Office employs approximately 2,300 employees who provide real estate management, leasing, legal, financial and accounting, acquisition, disposition and marketing expertise throughout the country.
     Equity Office’s Total Office Portfolio consists of 595 office buildings comprising 109.2 million square feet. After excluding the partial interests owned by Equity Office’s joint venture partners, Equity Office’s share of the Total Office Portfolio is 99.4 million square feet and is referred to as the “Effective Office Portfolio.” The Effective Office Portfolio represents Equity Office’s economic interest in the office properties from which Equity Office derives the net income it recognizes in accordance with U.S. generally accepted accounting principles (“GAAP”). The Effective Office Portfolio square feet of 99.4 million has not been reduced to reflect Equity Office’s minority interest partners’ share of EOP Partnership. Properties that have been taken out of service and properties under development are not included in these property statistics. Throughout this report, information is disclosed for either the Total Office Portfolio or the Effective Office Portfolio, or both. The table below shows, in summary, the property statistics for each portfolio.

		Total Office Portfolio		Effective Office Portfolio
	Number	Occupied		Occupied
As of June 30, 2006	of Buildings	Square Feet	Square Feet	Square Feet	Square Feet

Wholly-Owned Properties	538	76,119,182	83,826,263	76,119,182	83,826,263
Consolidated Joint Ventures	51	19,916,489	21,848,392	13,036,377	14,375,603
Unconsolidated Joint Ventures	6	3,036,104	3,522,073	1,009,939	1,180,384

Total	595	99,071,775	109,196,728	90,165,498	99,382,250

Percent Occupied		90.7%		90.7%

Percent Leased		92.4%		92.4%

	Property Net Operating Income (“NOI”) for the three months ended June 30, 2006 (a)
	Unencumbered	Encumbered	Total
	(Dollars in thousands)
Consolidated Properties	$377,436	$127,070	$504,506
Unconsolidated Joint Ventures	719	4,696	5,415

Total	$378,155	$131,766	$509,921

Percentage of Total NOI	74%	26%	100%

Effective Office Portfolio Concentration
	Based on Square Feet	Based on Property
Location	as of June 30, 2006	Net Operating Income (b)

CBD	39.4%	45.2%
Suburban	60.6%	54.8%

Total	100.0%	100.0%

	Effective Office Portfolio Summary
	Percent of Square Feet	Percent of Property
Markets	as of June 30, 2006	Net Operating Income (b)

Boston	10.9%	13.9%
San Francisco	9.2%	11.1%
New York	5.4%	9.9%
Los Angeles	7.3%	9.2%
San Jose	6.4%	8.5%
Seattle	8.5%	8.1%
Washington, D.C.	6.1%	7.4%
Chicago	10.8%	6.9%
Orange County	5.8%	4.5%
Atlanta	6.4%	3.2%
Portland	4.2%	2.8%
Denver	4.6%	2.6%
Sacramento	2.5%	2.2%
San Diego	1.7%	2.0%
Oakland	2.3%	1.9%
Austin	2.9%	1.8%
Stamford	1.7%	1.8%

Total	96.7%	97.8%

(a)	Property NOI represents Property NOI from Continuing Operations (refer to page 17 of this Supplemental Operating and Financial Data Report) and Equity Office’s share of Property NOI from Unconsolidated Joint Ventures.

(b)	Based on Equity Office’s wholly-owned properties and Equity Office’s share of NOI from consolidated and unconsolidated joint ventures for the three months ended June 30, 2006 from properties owned and in service as of June 30, 2006.

Equity Office Properties Trust
June 30, 2006

Board of Trustees
Samuel Zell	James D. Harper, Jr.	Sally Susman
Chairman and President, Equity Group Investments, L.L.C. Chairman of the Board, Equity Office Properties Trust	President, JDH Realty Co.	Executive Vice President, Global Communications, The Estée Lauder Companies Inc.

Marilyn A. Alexander	Richard D. Kincaid	Jan H.W.R. van der Vlist
Independent Consultant	President and Chief Executive Officer, Equity Office Properties Trust	Managing Director — Real Estate and Infrastructure, NIBCapital

Thomas E. Dobrowski	Sheli Z. Rosenberg
Former Managing Director, Real Estate and Alternative Investments, General Motors Asset Management	Adjunct Professor, J.L. Kellogg Graduate School of Business, Northwestern University

William M. Goodyear	Stephen I. Sadove
Chairman of the Board and Chief Executive Officer, Navigant Consulting, Inc.	Chief Executive Officer, Saks Incorporated

Executive Officers
Richard D. Kincaid	Peyton H. Owen, Jr.
President and Chief Executive Officer	Executive Vice President and Chief Operating Officer

Debra L. Ferruzzi	Stanley M. Stevens
Executive Vice President - Corporate Strategy	Executive Vice President, Chief Legal Counsel and Secretary

Jeffrey L. Johnson	Marsha C. Williams
Executive Vice President and Chief Investment Officer	Executive Vice President and Chief Financial Officer

Lawrence J. Krema	Robert J. Winter, Jr.
Executive Vice President - Human Resources and Communications	Executive Vice President - Development

Equity Research Coverage
Art Havener / David Aubuchon	John Stewart	James Sullivan / Michael Knott	Matt Ostrower / David Cohen	Jamie Feldman / Scott Crowe
A.G. Edwards & Sons, Inc.	Credit Suisse Securities LLC	Green Street Advisors, Inc.	Morgan Stanley	UBS Securities LLC
314.955.3436 / 314.955.5452	212.538.3183	949.640.8780 / 949.640.8780	212.761.6284 / 212.761.8564	212.713.4932 / 212.713.1419

Ross Nussbaum / John Kim	Louis Taylor	Anthony Paolone	Paul Puryear / William Crow
Banc of America Securities	Deutsche Banc Securities Inc.	J.P. Morgan Securities Inc.	Raymond James & Associates, Inc.
212.847.5668 / 212.847.5761	203.863.2381	212.622.6682	727.567.2253 / 727.567.2594

Ross Smotrich / Jeff Langbaum	Shawn Barnes	David Harris	Rich Moore / Srikanth Nagarajan
Bear, Stearns & Co. Inc.	Edward Jones	Lehman Brothers	RBC Capital Markets
212.272.8046 / 212.272.4201	314.515.2846	212.526.1790	216.378.7625 / 212.428.2360

Jonathan Litt / Michael Bilerman	Jay Habermann	Steve Sakwa / Ian Weissman	John Guinee / Eli Fleminger
Citigroup	Goldman Sachs & Company	Merrill Lynch & Company, Inc.	Stifel Nicolaus & Company, Inc.
212.816.0231 / 212.816.1383	917.343.4260	212.449.0335 / 212.449.6255	410.454.5520 / 410.454.4567
Any opinions, estimates, forecasts or predictions regarding Equity Office’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Equity Office or its management. Equity Office does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Contact	Information Requests
Two North Riverside Plaza, Suite 2100	Common Shares: EOP	Equity Office Properties Trust	Beth Coronelli	To request an Investor Relations package,
Chicago, IL 60606	Series B Preferred Shares: EOPPRB	Two North Riverside Plaza, Suite 2100	Senior Vice President -	annual report, or to be added to our email list,
Telephone: 312.466.3300	Series G Preferred Shares: EOPPRG	Chicago, IL 60606	Investor Relations	please contact:
		Telephone: 800.692.5304	Telephone: 312.466.3286
	Stock Exchange Listing		Fax: 312.930.4486	Tina Royse at 312.466.3924
	New York Stock Exchange		InvestorRelations@equityoffice.com	tina_royse@equityoffice.com

Toll free within Canada and the United States:
800.692.5304

Senior Unsecured Debt Ratings
Moody’s:	Baa2
Standard & Poor’s:	BBB
Fitch:	BBB

Tentative Conference Call Dates
3rd Qtr 2006	October 31, 2006
4th Qtr 2006	TBD

Equity Office Properties Trust
Quarterly Events
June 30, 2006
Debt:
The following debt transactions occurred during the second quarter 2006:

	Principal	Coupon	Effective	Maturity
	Balance	Rate	Rate (a)	Date
	(Dollars in thousands)
Mortgage Debt:

Issued:
100 Summer Street	$180,000	5.96%	5.98%	6/1/2016
225 Franklin Street	225,000	6.19%	6.20%	7/1/2016

Total issued:	$405,000

Assumed through property acquisition:
1200 Corporate Place	$15,200	5.60%	5.67%	6/11/2014

Total assumed through property acquisition:	$15,200

Unsecured Notes:

Issued:
20 Year Unsecured Notes (b)	$1,500,000	4.00%	4.11%	7/15/2026

Total issued:	$1,500,000

(a)	Includes the effect of offering and transaction costs.

(b)	On June 27, 2006, Equity Office issued $1.5 billion of exchangeable senior unsecured notes that mature in 2026. The notes are exchangeable into Equity Office’s Common Shares, at the option of the holder, under specific circumstances or on or after July 15, 2025, at an initial exchange rate of 23.2542 shares per $1,000 principal amount of notes. This is equivalent to an initial exchange price of $43.00 per share, which represents an 18.76% premium over the $36.21 closing price of Equity Office’s stock at the time the transaction was priced. The initial exchange rate is subject to adjustment in certain circumstances. Upon an exchange of notes, Equity Office will settle any amounts up to the principal amount of the notes in cash and the remaining exchange value, if any, will be settled, at Equity Office’s option, in cash, common shares or a combination thereof.

On or after January 18, 2012, Equity Office may redeem the notes at a redemption price equal to the principal amount of the notes plus any accrued and unpaid interest thereon and in certain circumstances, any additional exchange value. In addition, on January 18, 2012, July 15, 2016 and July 15, 2021 or following the occurrence of certain change in control transactions prior to January 18, 2012, note holders may require Equity Office to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

Equity Office used the net proceeds from the issuance to concurrently repurchase 17.2 million of its Common Shares for $622.7 million at a price of $36.21 per share. The remaining $847.3 million of net proceeds were used to repay indebtedness under Equity Office’s revolving and other credit agreements.
Lines of Credit:
Equity Office obtained and fully drew upon a $225 million unsecured term loan facility, which had an interest rate of LIBOR plus 60 basis points. This facility was repaid and terminated in June 2006.
Equity Office repaid and terminated its $500 million unsecured term loan facility.
As of June 30, 2006, $148.8 million was outstanding under Equity Office’s $1.25 billion revolving line of credit facility and $1.0 billion was outstanding under its $1.0 billion unsecured term loan facility.
Subsequent to quarter-end, Equity Office entered into an amendment that increased its $1.0 billion unsecured term loan facility to $1.6 billion. Equity Office fully drew upon this additional capacity in July 2006, which increased the amount outstanding under the facility to $1.6 billion.

Equity Office Properties Trust
Quarterly Events (continued)
June 30, 2006
Common Share Repurchase Program and Redemption of Units:
Equity Office is authorized to repurchase up to $2.6 billion of Common Shares under its open market repurchase program through May 2007. Equity Office also obtained separate authorization during June 2006 to repurchase an additional $450 million in connection with its $1.5 billion exchangeable unsecured note issuance. The table below summarizes the Common Shares and Units repurchased during the six months ended June 30, 2006. As of July 31, 2006, $296.6 million remains available to repurchase Common Shares under the program.

Common Shares				Units
	Total Number of	Average Price Paid	Total Dollar Value of	Total Number of Units	Average Price	Total Dollar Value of
Period	Shares Purchased	Per Share	Shares Repurchased	Purchased	Paid Per Unit	Units Repurchased
			(Dollars in thousands)			(Dollars in thousands)
First Quarter 2006	15,353,600	$31.79	$488,117	2,315,316	$30.51	$70,633
Second Quarter 2006 (a)	20,240,240	35.73	723,138	530,220	32.58	17,273

Total	35,593,840	$34.03	$1,211,255	2,845,536	$30.89	$87,906

(a)	Of the Common Shares repurchased during the second quarter 2006, 17,196,740 Common Shares were repurchased concurrently with Equity Office’s issuance of $1.5 billion of exchangeable unsecured notes.
Impact of a New Accounting Standard:
In accordance with Emerging Issues Task Force 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights (“EITF 04-5”), effective January 1, 2006 Equity Office consolidated the assets, liabilities and results of operations of 18 joint ventures that it previously accounted for under the equity method. Prior periods have not been restated for this change. The table below summarizes the effect on Equity Office’s assets and liabilities as a result of the consolidation of these joint ventures.

As of January 1, 2006
(Dollars in thousands)
Increase in investments in real estate, net of accumulated depreciation	$2,556,549
Decrease in investments in unconsolidated joint ventures	$844,591
Increase in mortgage debt, net of discounts	$681,986
Increase in minority interests — partially owned properties	$1,205,236
Increase in net other assets and liabilities	$175,264
Change in total shareholders’ equity	$—
Prior to January 1, 2006, Equity Office’s share of the net income from these joint ventures was included in “Income from investments in unconsolidated joint ventures” on the consolidated statements of operations. Upon consolidation, Equity Office’s results of operations include the revenues and expenses of these joint ventures and an allocation to the minority interest partners for their share of the net income. The consolidation of the joint ventures did not impact net income available to common shareholders or funds from operations available to common shareholders. The table below summarizes the effect on Equity Office’s results of operations for the three months and six months ended June 30, 2006 as a result of the consolidation of these joint ventures.

	For the three months	For the six months
	ended June 30, 2006	ended June 30, 2006
	(Dollars in thousands)
Increase in total revenues	$101,890	$200,675
Increase in total operating expenses	$72,796	$141,546
Increase in other expense (primarily interest expense)	$7,105	$18,171
Decrease in income from investments in unconsolidated joint ventures	$11,319	$20,435
Increase in minority interests — partially owned properties	$10,670	$20,523
Change in income from continuing operations	$—	$—

Equity Office Properties Trust
Quarterly Events (continued)
June 30, 2006
Acquisitions:
Equity Office acquired whole or partial interests in the following properties:

				Effective Office Portfolio
			Number	Purchase Price
Property	Location	Acquisition Date	of Buildings	(in thousands)	Square Feet
Acquisitions during the six months ended June 30, 2006:

Total for the three months ended March 31, 2006:			3	$90,175	374,763

During the second quarter 2006:
Fountaingrove II (a)	Santa Rosa, CA	4/21/2006	—	$9,597	—
1200 Corporate Place (b)	Boca Raton, FL	5/24/2006	1	29,500	128,959
77 South Bedford	Burlington, MA	5/31/2006	1	23,500	144,576
Other Investments	New York, NY	6/6/2006	—	12,375	—

	Total for the second quarter 2006:		2	$74,972	273,535

	Total for the six months ended June 30, 2006:		5	$165,147	648,298

Acquisitions subsequent to quarter-end:

1540 Broadway	New York, NY	7/11/2006	1	$525,057	906,287

		Total:	1	$525,057	906,287

(a)	Fountaingrove II, which consists of one building comprising 42,102 square feet, is a development property and, therefore, is not included in the total number of buildings or total square footage statistics.

(b)	The purchase price for 1200 Corporate Place includes the assumption of mortgage debt, the amount and terms of which are shown on page 3 of this Supplemental Operating and Financial Data report.
Dispositions:
Equity Office disposed of the following properties:

				Effective Office Portfolio
			Number	Sales Price
Property	Location	Disposition Date	of Buildings	(in thousands)	Square Feet
Dispositions during the six months ended June 30, 2006:

Total for the three months ended March 31, 2006 (c):			10	$116,887	783,629

During the second quarter 2006:
Southgate Office Plaza I & II	Renton, WA	4/6/2006	2	$47,000	267,810
Paces West	Atlanta, GA	4/19/2006	2	112,750	646,471
California Circle II	Milpitas, CA	6/9/2006	3	10,007	95,774
Brea Corporate Plaza	Brea, CA	6/21/2006	1	25,260	117,195
Brea Park Centre	Brea, CA	6/21/2006	3	34,740	168,315
Crosby Corporate Center I & II	Bedford, MA	6/21/2006	9	70,745	588,918

	Total for the second quarter 2006:		20	$300,502	1,884,483

	Total for the six months ended June 30, 2006:		30	$417,389	2,668,112

Dispositions subsequent to quarter-end:

Centerpointe III Land	Fairfax, VA	7/20/2006	—	$16,500	—

		Total:	—	$16,500	—

(c)	The total number of buildings and square feet sold during the three months ended March 31, 2006 excludes one building comprising 61,825 square feet that was previously taken out of service.

Equity Office Properties Trust
Quarterly Events (continued)
June 30, 2006
Gains / Losses on Sales of Real Estate:
The table below summarizes the gains on sales of real estate, after allocations to minority interest partners, and non-cash impairment charges and losses on properties sold that Equity Office recognized during the three months and six months ended June 30, 2006 and 2005, respectively.

	For the three months ended June 30,		For the six months ended June 30,
	2006	2005	2006	2005
	(Dollars in thousands)
Gain on partial sales of real estate included in Income from Continuing Operations	$379	—	$533	—
Gain on sales of real estate included in Discontinued Operations (a)	82,717	$91,971	118,146	$116,216
Minority interests’ share of gain on sales of real estate	—	(29,699)	—	(29,699)
Equity Office’s share of (loss) gain on sales of real estate classified as income from unconsolidated joint ventures (b)	(91)	17,376	(91)	17,376

Equity Office’s share of the gains on sales of real estate	$83,005	$79,648	$118,588	$103,893

Impairment on properties anticipated to be sold deducted from Income from Continuing Operations	—	($24,382)	—	($24,382)
Discontinued Operations:
Impairment on properties sold	—	(156,474)	—	(156,474)
Loss on properties sold	($214)	(165,927)	($1,203)	(165,927)
Provision for loss on properties held for sale	—	(20,264)	—	(33,802)

Total non-cash impairment charges and losses on properties sold	($214)	($367,047)	($1,203)	($380,585)

(a)	The gain on sales of real estate included in Discontinued Operations for the six months ended June 30, 2006 includes the recognition of a $25.6 million gain on sale related to a property sold in 2005. The recognition of this gain had previously been deferred until Equity Office collected its outstanding $66.3 million note receivable from the buyer during January 2006.

(b)	The $91 thousand loss for the three months and six months ended June 30, 2006 represents an adjustment to the gain previously recorded on properties sold in prior periods.

Equity Office Properties Trust
Financial Information
June 30, 2006

Equity Office Properties Trust
Key Data

	As of or for the three months ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
	(Dollars in thousands, except per share amounts)
Selected Operating Data — Continuing Operations
Total revenues	$840,363	$848,872	$775,305	$722,492	$713,688
Income from continuing operations	11,290	18,610	19,316	68,181	63,200
Deferred rental revenue	8,649	12,479	10,947	13,737	15,485
FAS 141 rental revenue	(1,216)	(1,246)	(231)	(908)	(895)
Capitalized interest	6,566	474	390	47	4
Scheduled principal payments for consolidated debt	7,071	7,753	7,887	8,011	9,361

Lease Terminations
Income from early lease terminations (a)	$2,949	$6,468	$13,210	$4,558	$10,750

Portfolio Statistics
Buildings	595	615	622	607	643
Square feet
Effective Office Portfolio	99,382,250	101,284,344	101,708,291	102,501,106	107,920,461
Total Office Portfolio	109,196,728	111,122,320	111,509,053	113,095,276	117,917,405
Occupancy at end of quarter
Effective Office Portfolio	90.7%	90.5%	90.4%	89.3%	88.4%
Total Office Portfolio	90.7%	90.6%	90.5%	89.2%	88.4%

General and Administrative Expense
Corporate	$16,056	$16,994	$17,279	$16,865	$15,218
Property operating	23,897	26,870	31,314	26,211	24,253

Total	$39,953	$43,864	$48,593	$43,076	$39,471

As a percentage of total revenues from continuing operations:
Corporate general and administrative expense	1.9%	2.0%	2.2%	2.3%	2.1%
Property operating general and administrative expense	2.8%	3.2%	4.0%	3.6%	3.4%

(a)	These amounts include continuing and discontinued operations and Equity Office’s share from unconsolidated joint ventures.

Equity Office Properties Trust
Key Data (continued)

	As of or for the three months ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
	(Dollars in thousands, except per share amounts)
Earnings (Loss) Per Share
Net income (loss) available to common shareholders — basic	$0.24	$0.12	$0.05	$0.23	($0.51)

Net income (loss) available to common shareholders — diluted	$0.24	$0.12	$0.05	$0.23	($0.50)

Weighted average Common Shares outstanding — basic	363,933,914	369,068,729	395,008,978	408,511,485	406,164,577
Weighted average Common Shares, Units and dilutive potential common shares — diluted	408,494,060	414,266,023	441,667,793	457,343,521	455,609,570

Market Value of Common Equity
Common Shares outstanding	349,760,401	367,099,955	380,674,998	408,537,183	410,041,083
Units outstanding	39,645,974	41,314,450	43,639,766	43,830,878	44,782,268

Total	389,406,375	408,414,405	424,314,764	452,368,061	454,823,351
Common Share price at the end of the period	$36.51	$33.58	$30.33	$32.71	$33.10

Market value of common equity	$14,217,227	$13,714,556	$12,869,467	$14,796,959	$15,054,653

Preferred Shares
Series B	$299,497	$299,497	$299,497	$299,497	$299,497
Series G	212,500	212,500	212,500	212,500	212,500

Total	$511,997	$511,997	$511,997	$511,997	$511,997

Consolidated Debt
Fixed rate	$13,043,287	$11,129,820	$10,775,997	$10,539,684	$10,368,722
Variable rate	1,569,621	2,772,921	2,051,821	1,056,000	1,789,994

Total	$14,612,908	$13,902,741	$12,827,818	$11,595,684	$12,158,716

Common Share Price and Distributions
At the end of the period	$36.51	$33.58	$30.33	$32.71	$33.10
High during period	$36.87	$35.00	$33.17	$35.79	$34.39
Low during period	$31.78	$29.71	$28.20	$31.31	$30.00
Distributions per share	$0.33	$0.33	$0.50	$0.50	$0.50

Equity Office Properties Trust
Key Data (continued)

		Square Feet
	Number of	Total Office	Effective Office
	Buildings	Portfolio	Portfolio
Building and Square Feet Activity
Properties owned as of:
December 31, 2005	622	111,509,053	101,708,291
Acquisitions	3	374,763	374,763
Dispositions	(10)	(783,629)	(783,629)
Building remeasurements and other	—	22,133	(15,081)

March 31, 2006	615	111,122,320	101,284,344
Acquisitions	2	273,535	273,535
Development placed in service	1	93,349	93,349
Dispositions	(20)	(1,884,483)	(1,884,483)
Property taken out of service (a)	(1)	(313,333)	(313,333)
Building remeasurements and other	(2)	(94,660)	(71,162)

June 30, 2006	595	109,196,728	99,382,250

(a)	The property taken out of service represents an office property we are no longer attempting to lease which may be redeveloped or sold in the future.

Equity Office (Investors/Analysts):	Equity Office (Media):
Beth Coronelli	Terry Holt
312.466.3286	312.466.3102
For Immediate Release
Equity Office Announces Second Quarter 2006 Results
CHICAGO (August 1, 2006) — Equity Office Properties Trust (NYSE: EOP) today reported results for the second quarter 2006.
“Our second quarter results reflect significant improvement in virtually every market,” said Richard D. Kincaid, president and chief executive officer of Equity Office. “Leasing activity continued to be strong and market rents for our portfolio increased by an estimated 7.3% in the first half of the year. Occupancy and net office space absorption in our markets improved for the 12th consecutive quarter and we expect this trend to continue.”
Financial and Operating Results
Net Income Available to Common Shareholders
For the second quarter 2006, net income available to common shareholders totaled $87.9 million with diluted earnings per share (EPS) of $0.24, compared to a net loss of $205.4 million in second quarter 2005, or $0.50 per share on a diluted basis. The second quarter 2005 results included non-cash impairment charges and losses on assets sold.
For the six months ended June 30, 2006, net income available to common shareholders totaled $133.5 million with diluted EPS of $0.36, compared to a net loss of $104.6 million, or $0.26 per share on a diluted basis in 2005. Again, the prior period results included non-cash impairment charges and losses on assets sold.
Effective January 1, 2006, in accordance with GAAP, EOP consolidated the assets, liabilities and results of operations of 18 joint ventures that were previously accounted for under the equity method. This consolidation did not impact net income or FFO, but did impact various line items on the income statement, making comparisons difficult. Exhibit A of this press release reflects the impact on both the balance sheet and income statement as a result of this change.

10a

Page 2 — Equity Office Announces Second Quarter 2006 Results
Funds From Operations
For the second quarter 2006, FFO available to common shareholders totaled $225.7 million, or $0.55 per share on a diluted basis. FFO for the same period in 2005 totaled a net loss of $98.0 million, or $0.22 per share on a diluted basis. Second quarter 2005 FFO included non-cash impairment charges and losses on assets sold.
For the six months ended June 30, 2006, FFO available to common shareholders totaled $452.1 million, or $1.10 per share on a diluted basis. FFO for the same period in 2005 totaled $199.5 million, or $0.44 per share on a diluted basis. The attachment to this press release reconciles FFO to net income/loss, the most directly comparable GAAP measure.
Same-Store Net Operating Income
Same-store property net operating income, excluding income from early lease terminations, decreased 1.0% for the second quarter 2006 and year-to-date 2006, as compared to the same periods in 2005.
In the same-store portfolio, revenues (excluding lease terminations) increased as a result of occupancy gains. Utility costs and repairs and maintenance expenses were higher than a year ago and reduced same-store NOI and margins on a comparative basis.
Financial Results Summary

	For the three months ended		For the six months ended
	June 30,		June 30,
	2006	2005	2006	2005

	(Dollars in thousands, except per share amounts)

Net income (loss) available to common shareholders	$87,857	($205,442)	$133,477	($104,572)
Earnings (loss) per share — diluted	$0.24	($0.50)	$0.36	($0.26)
Funds From Operations (FFO) available to common shareholders	$225,708	($98,009)	$452,112	$199,543
FFO per share	$0.55	($0.22)	$1.10	$0.44
Same-Store NOI, excluding lease terminations	$424,471	$428,641	$849,718	$858,476
Same-Store NOI change from prior period	(1.0%)		(1.0%)
Leasing Results
On a same-store basis, occupancy increased to 91.1% at quarter-end, up from 89.7% a year ago. EOP’s effective office portfolio occupancy was 90.7% at June 30, 2006, compared to 88.4% at June 30, 2005. The effective office portfolio represents the company’s economic interest in the properties, which is used to derive GAAP net income.

10b

Page 3 — Equity Office Announces Second Quarter 2006 Results
In the second quarter 2006, the company leased 4.8 million square feet, compared to 5.6 million square feet in second quarter 2005 on a larger portfolio. For the first six months of 2006, the company leased 9.0 million square feet, compared to 10.4 million square feet for the same period in 2005.
Tenant improvements and leasing costs for leases that commenced during the second quarter 2006 were $18.02 per square foot on a weighted average basis, compared to $21.71 per square foot in the second quarter 2005. Tenant improvements and leasing costs for leases that commenced during the six months ended June 30, 2006 were $17.17 per square foot on a weighted average basis, compared to $19.06 per square foot in the first half of 2005.
Common Share and Unit Repurchases
The company repurchased 35.6 million EOP common shares during the six months ended June 30, 2006, at an average price of $34.03 per share, for a total cost of $1.2 billion. Included in these amounts are the 17.2 million EOP common shares repurchased concurrently with the June 2006 issuance of $1.5 billion of exchangeable senior unsecured notes. In addition, the company redeemed 2.8 million operating partnership units for $87.9 million during the six months ended June 30, 2006. The company currently has $296.6 million available under its share repurchase authorization.
Investment Activity
“We are committed to our strategy of having superior assets in supply constrained markets that have strong potential for job growth and higher average occupancy over time,” said Kincaid. “Since 2003, we have significantly repositioned our portfolio and have sold over 35 million square feet of assets. We will continue to resize our portfolio to take advantage of the current strong demand for office buildings and, as conditions permit, recycle capital into the best markets and submarkets across the country.”
EOP is exploring the sale of as much as $2.0 billion to $2.5 billion of additional assets over the course of the next six to 12 months. Dispositions under consideration include certain assets in core markets such as Chicago, Denver and Northern California. As a part of this strategy, EOP may also exit the Atlanta market over time. While the company expects to recognize an overall net gain from any such dispositions should they occur, the decision to sell certain assets may require material non-cash impairment charges in the third and perhaps subsequent quarters.
Year-to-date as of July 31, 2006, EOP completed $1.1 billion in investment activity, acquiring 1.6 million square feet for $690.2 million, and selling 2.7 million square feet of office space and one land parcel for $433.9 million. The net gain on sales of real estate was $117.4 million during the six months ended June 30, 2006.
2006 Outlook
Consistent with the ongoing repositioning of its portfolio, EOP anticipates reducing overhead costs and bringing its organizational structure in line with its reduced size. As a result, the company expects to take a charge to earnings of approximately $30 million in the second half of 2006, the majority of which will be taken in the third quarter, related primarily to severance and the cash settlement of long-term compensation awards. 2006 EPS and FFO guidance has been updated to reflect this charge. EPS guidance has also been updated to reflect the net gains on sales of real estate recorded in the six months

10c

Page 4 — Equity Office Announces Second Quarter 2006 Results
ended June 30, 2006. No additional changes have been made to previously issued guidance.

Diluted EPS	$0.36 to $0.51
Less: Gain on Sales of Real Estate through June 30, 2006	($0.30)
Plus: Real Estate Depreciation and Amortization	$2.01

Diluted FFO per share	$2.07 to $2.22

The primary assumptions used in calculating the 2006 EPS and FFO guidance ranges include:

Year-End Effective Office Portfolio Occupancy	91% to 92%
Income from Early Lease Terminations	$20 million to $30 million
Deferred Rental Revenue	$45 million to $50 million
Corporate G&A Expense	$64 million to $69 million
Same-Store Net Operating Income Growth (excluding income from early lease terminations)	0% to (1.0%)
Tenant Improvements/Leasing Costs	$21.50 to $23.50 per square foot
The guidance ranges do not include the effect of future acquisitions, dispositions (and any related gains, losses, and impairments), and future common share repurchases, which, if significant, could materially impact the foregoing guidance ranges.
Conference Call Details
Management will discuss its second quarter 2006 results on EOP’s earnings conference call scheduled for Tuesday, August 1, 2006, at 10:00 a.m. Central. The conference call telephone number is 888-283-0069. Participants should dial in 15 minutes before the scheduled start of the call. The pass code to access the call is “EOP.” Participants calling from outside of the United States should dial 210-795-9226. A replay of the call will be available until August 8, 2006, by calling 888-566-0458. No pass code is necessary. For callers outside of the United States, the replay telephone number is 402-998-0628. A live webcast of the conference call will be available in listen-only mode at www.equityoffice.com and at www.fulldisclosure.com.
In addition to the information provided in this release, Equity Office publishes a quarterly Supplemental Operating and Financial Data Report, which can be found at www.equityoffice.com in the Investor Relations section, and as part of a Form 8-K furnished to the Securities and Exchange Commission (SEC). Hard copies of the Supplemental Operating and Financial Data Report are also available via mail by calling 800-692-5304.
Forward — Looking Statements
This release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating this release and the outlook of Equity Office include, but are not limited to, changes in economic, business and competitive conditions, and other factors

10d

Page 5 — Equity Office Announces Second Quarter 2006 Results
affecting the operation of the business of Equity Office. These and other risks and uncertainties are detailed from time to time in Equity Office’s filings with the SEC, including its Form 10-K filed on March 15, 2006. Equity Office is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of changes, new information, subsequent events or otherwise.
Equity Office Properties Trust (NYSE: EOP), operating through its various subsidiaries and affiliates, is the nation’s largest publicly held office building owner and manager with a total office portfolio of 596 buildings comprising 110.1 million square feet in 16 states and the District of Columbia. Equity Office has an ownership presence in 23 Metropolitan Statistical Areas (MSAs) and in 100 submarkets, enabling it to provide a wide range of office solutions for local, regional and national customers. For more company information visit the Equity Office web site at http://www.equityoffice.com.

10e

Equity Office Properties Trust
Exhibit A
Impact of EITF 04-5
In accordance with Emerging Issues Task Force 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights (“EITF 04-5”), effective January 1, 2006 Equity Office consolidated the assets, liabilities and results of operations of 18 joint ventures that it previously accounted for under the equity method. Prior periods have not been restated for this change. The table below summarizes the effect on Equity Office’s assets and liabilities as a result of the consolidation of these joint ventures.

As of January 1, 2006
(Dollars in thousands)
Increase in investments in real estate, net of accumulated depreciation	$2,556,549
Decrease in investments in unconsolidated joint ventures	$844,591
Increase in mortgage debt, net of discounts	$681,986
Increase in minority interests — partially owned properties	$1,205,236
Increase in net other assets and liabilities	$175,264
Change in total shareholders’ equity	$—
Prior to January 1, 2006, Equity Office’s share of the net income from these joint ventures was included in “Income from investments in unconsolidated joint ventures” on the consolidated statements of operations. Upon consolidation, Equity Office’s results of operations include the revenues and expenses of these joint ventures and an allocation to the minority interest partners for their share of the net income. The consolidation of the joint ventures did not impact net income available to common shareholders or funds from operations available to common shareholders. The table below summarizes the effect on Equity Office’s results of operations for the three months and six months ended June 30, 2006 as a result of the consolidation of these joint ventures.

	For the	For the
	three months ended	six months ended
	June 30, 2006	June 30, 2006
	(Dollars in thousands)
Increase in total revenues	$101,890	$200,675
Increase in total operating expenses	$72,796	$141,546
Increase in other expense (primarily interest expense)	$7,105	$18,171
Decrease in income from investments in unconsolidated joint ventures	$11,319	$20,435
Increase in minority interests — partially owned properties	$10,670	$20,523
Change in income from continuing operations	$—	$—

10f

Equity Office Properties Trust
Consolidated Statements of Operations
(Unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2006	2005	2006	2005
	(Dollars in thousands, except per share amounts)
Revenues:
Rental	$664,423	$572,243	$1,328,497	$1,136,701
Tenant reimbursements	120,318	91,510	251,452	184,528
Parking	37,510	28,447	73,471	55,943
Other	16,634	17,791	33,421	75,889
Fee income	1,478	3,697	2,394	8,474

Total revenues	840,363	713,688	1,689,235	1,461,535

Expenses:
Depreciation	195,750	160,269	386,473	315,588
Amortization	32,844	21,475	69,244	42,612
Real estate taxes	101,146	83,304	209,101	165,764
Insurance	9,091	7,034	17,490	12,736
Repairs and maintenance	104,039	76,646	196,861	147,045
Property operating	120,103	99,548	248,501	198,187
Ground rent	6,758	5,074	12,616	10,193
Corporate general and administrative	16,056	15,218	33,050	32,391
Impairment	—	24,382	—	24,382

Total expenses	585,787	492,950	1,173,336	948,898

Operating income	254,576	220,738	515,899	512,637

Other income (expense):
Interest and dividend income	5,963	3,566	9,328	6,658
Interest:
Expense incurred	(223,392)	(207,932)	(447,619)	(420,704)
Amortization of deferred financing costs and prepayment expenses	(3,032)	(2,594)	(5,961)	(5,389)

Total other income (expense)	(220,461)	(206,960)	(444,252)	(419,435)

Income before income taxes, allocation to minority interests, income from investments in unconsolidated joint ventures and gain on sales of real estate	34,115	13,778	71,647	93,202
Income taxes	147	(437)	(1,064)	(891)
Minority Interests:
EOP Partnership	(9,675)	23,677	(14,791)	11,923
Partially owned properties	(13,710)	(2,499)	(26,515)	(5,527)
Income from investments in unconsolidated joint ventures (including (loss) gain on sales of real estate of $(91), $17,376, $(91) and $17,376, respectively)	34	28,681	90	38,199
Gain on sales of real estate	379	—	533	—

Income from continuing operations	11,290	63,200	29,900	136,906
Discontinued operations (including net gain (loss) on sales of real estate and provision for (loss) on properties held for sale of $82,503, $(94,220), $116,943 and $(83,513), respectively)	85,268	(259,941)	120,979	(224,076)

Net income (loss)	96,558	(196,741)	150,879	(87,170)
Preferred distributions	(8,701)	(8,701)	(17,402)	(17,402)

Net income (loss) available to common shareholders	$87,857	($205,442)	$133,477	($104,572)

Earnings (loss) per share — basic:
Income from continuing operations per share	$0.03	$0.07	$0.07	$0.24

Net income (loss) available to common shareholders per share	$0.24	($0.51)	$0.36	($0.26)

Weighted average Common Shares outstanding	363,933,914	406,164,577	366,488,855	404,514,824

Earnings (loss) per share — diluted:
Income from continuing operations per share	$0.03	$0.07	$0.07	$0.24

Net income (loss) available to common shareholders per share	$0.24	($0.50)	$0.36	($0.26)

Weighted average Common Shares outstanding and dilutive potential common shares	408,494,060	455,609,570	411,497,236	454,101,167

Distributions declared per Common Share outstanding	$0.33	$0.50	$0.66	$1.00

*	Refer to page 4 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on the consolidated statements of operations.

Equity Office Properties Trust
Consolidated Balance Sheets

	June 30, 2006
	(Unaudited)	December 31, 2005
	(Dollars in thousands,
	except per share amounts)
Assets:
Investments in real estate	$25,846,400	$22,949,723
Developments in process	611,173	567,129
Land available for development	174,078	176,868
Investments in real estate held for sale, net of accumulated depreciation	—	75,211
Accumulated depreciation	(3,970,681)	(3,336,789)

Investments in real estate, net of accumulated depreciation	22,660,970	20,432,142
Cash and cash equivalents	152,628	78,164
Tenant and other receivables (net of allowance for doubtful accounts of $9,297 and $8,853, respectively)	76,454	94,858
Deferred rent receivable	565,188	496,826
Escrow deposits and restricted cash	230,170	38,658
Investments in unconsolidated joint ventures	120,678	947,989
Deferred financing costs (net of accumulated amortization of $50,988 and $45,920, respectively)	88,237	58,809
Deferred leasing costs and other related intangibles (net of accumulated amortization of $324,185 and $232,024, respectively)	665,429	522,926
Prepaid expenses and other assets	245,388	303,181

Total Assets	$24,805,142	$22,973,553

Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity:
Liabilities:
Mortgage debt (net of (discounts) of $(4,977) and $(5,185), respectively)	$3,432,004	$2,164,198
Unsecured notes (net of (discounts) of $(24,389) and $(23,936), respectively)	10,032,104	9,032,620
Lines of credit	1,148,800	1,631,000
Accounts payable and accrued expenses	582,476	574,225
Distribution payable	131,298	3,736
Other liabilities (net of (discounts) of $(24,127) and $(25,597), respectively)	511,804	483,468
Commitments and contingencies	—	—

Total Liabilities	15,838,486	13,889,247

Minority Interests:
EOP Partnership	721,199	863,923
Partially owned properties	1,370,979	172,278

Total Minority Interests	2,092,178	1,036,201

Mandatorily Redeemable Preferred Shares:
5.25% Series B Convertible, Cumulative Redeemable Preferred Shares, liquidation preference $50.00 per share, 5,989,930 issued and outstanding	299,497	299,497

Shareholders’ Equity:
Preferred Shares, 100,000,000 authorized:
7.75% Series G Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 8,500,000 issued and outstanding	212,500	212,500
Common Shares, $0.01 par value; 750,000,000 shares authorized, 349,760,401 and 380,674,998 issued and outstanding, respectively	3,498	3,807
Other Shareholders’ Equity:
Additional paid in capital	8,671,119	9,745,819
Deferred compensation	—	(533)
Dividends in excess of accumulated earnings	(2,259,442)	(2,156,627)
Accumulated other comprehensive loss (net of accumulated amortization of $15,356 and $11,948, respectively)	(52,694)	(56,358)

Total Shareholders’ Equity	6,574,981	7,748,608

Total Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity	$24,805,142	$22,973,553

*	Refer to page 4 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on the consolidated balance sheets.

Equity Office Properties Trust
Reconciliation of Net Income (Loss) to Funds From Operations ("FFO")

	For the three months ended June 30,
	2006		2005
	(Dollars in thousands, except per share amounts)
Reconciliation of net income (loss) to FFO (a):
Net income (loss)	$96,558		($196,741)
Adjustments:
Plus depreciation and amortization:
Included in income from continuing operations and discontinued operations	229,491		202,980
Included in income from investments in unconsolidated joint ventures	2,888		12,616
Allocated to minority interests in partially owned properties	(16,930)		(1,416)
Non-real estate related depreciation and amortization	(4,268)		(3,422)
Less net gain on sales of real estate:
Included in income from continuing operations and discontinued operations	(83,096)		(91,971)
Included in income from investments in unconsolidated joint ventures (b)	91		(17,376)
Allocated to minority interests in partially owned properties	—		29,699
Less minority interests in EOP Partnership share of the above adjustments	(12,597)		(13,158)

FFO	212,137		(78,789)
Preferred distributions	(8,701)		(8,701)

FFO available to common shareholders — basic	$203,436		($87,490)

Net income (loss) available to common shareholders per share — basic	$0.24		($0.51)

FFO available to common shareholders per share — basic	$0.56	(c)	($0.22)	(c)

	Net Income	FFO		Net Loss	FFO

Adjustments to arrive at net income (loss) and FFO available to common shareholders:
Net income (loss) and FFO	$96,558	$212,137		($196,741)	($78,789)
Preferred distributions	(8,701)	(8,701)		(8,701)	(8,701)

Net income (loss) and FFO available to common shareholders	87,857	203,436		(205,442)	(87,490)
Net income (loss) allocated to minority interests in EOP Partnership	9,675	9,675		(23,677)	(23,677)
Minority interests in EOP Partnership share of the above adjustments	—	12,597		—	13,158

Net income (loss) and FFO available to common shareholders — diluted	$97,532	$225,708		($229,119)	($98,009)

Weighted average Common Shares and dilutive potential common shares outstanding	408,494,060	408,494,060		455,609,570	455,609,570

Net income (loss) and FFO available to common shareholders per share — diluted	$0.24	$0.55	(c)	($0.50)	($0.22)	(c)

	Common Shares and common share equivalents
Weighted average Common Shares outstanding (used for both net income (loss) and FFO basic per share calculation)	363,933,914	406,164,577
Effect of dilutive potential common shares:
Units	40,075,717	45,563,665
Share options and restricted shares	4,484,429	3,881,328

Weighted average Common Shares and dilutive potential common shares used for net income (loss) available to common shareholders and the calculation of FFO available to common shareholders	408,494,060	455,609,570

(a)	FFO is a non-GAAP financial measure. The most directly comparable GAAP measure is net income (loss), to which it is reconciled. See definition below.

(b)	The loss for the three months ended June 30, 2006 represents an adjustment to the gain previously recorded on properties sold in prior periods.

(c)	FFO for the three months ended June 30, 2006 and 2005 includes $0.2 million and $367.0 million, respectively, of non-cash charges relating to properties sold and properties held for sale, which is equivalent to $0.00 and $0.81 per share on a diluted basis, respectively. These charges are not added back to net income (loss) when calculating FFO.
FFO Definition:
     FFO is defined as net income (loss), computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding gains from sales of properties (but not losses from sales of properties, impairments or provisions for losses on properties held for sale), plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. Equity Office believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. Equity Office further believes that by excluding the effect of depreciation, amortization and gains from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review FFO, along with GAAP net income (loss) when trying to understand an equity REIT’s operating performance. Equity Office computes FFO in accordance with its interpretation of the standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other equity REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than Equity Office does. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income (loss), determined in accordance with GAAP, as an indication of Equity Office’s financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of its liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions.

Equity Office Properties Trust
Reconciliation of Net Income (Loss) to Funds From Operations ("FFO") (continued)

	For the six months ended June 30,
	2006		2005
	(Dollars in thousands, except per share amounts)
Reconciliation of net income (loss) to FFO (a):
Net income (loss)	$150,879		($87,170)
Adjustments:
Plus depreciation and amortization:
Included in income from continuing operations and discontinued operations	459,305		404,884
Included in income from investments in unconsolidated joint ventures	5,661		25,048
Allocated to minority interests in partially owned properties	(34,139)		(2,979)
Non-real estate related depreciation and amortization	(8,395)		(7,022)
Less net gain on sales of real estate:
Included in income from continuing operations and discontinued operations	(118,679)		(116,216)
Included in income from investments in unconsolidated joint ventures (b)	91		(17,376)
Allocated to minority interests in partially owned properties	—		29,699
Less minority interests in EOP Partnership share of the above adjustments	(30,311)		(32,346)

FFO	424,412		196,522
Preferred distributions	(17,402)		(17,402)

FFO available to common shareholders — basic	$407,010		$179,120

Net income (loss) available to common shareholders per share — basic	$0.36		($0.26)

FFO available to common shareholders per share — basic	$1.11	(c)	$0.44	(c)

	Net Income	FFO		Net Loss	FFO

Adjustments to arrive at net income (loss) and FFO available to common shareholders:
Net income (loss) and FFO	$150,879	$424,412		($87,170)	$196,522
Preferred distributions	(17,402)	(17,402)		(17,402)	(17,402)

Net income (loss) and FFO available to common shareholders	133,477	407,010		(104,572)	179,120
Net income (loss) allocated to minority interests in EOP Partnership	14,791	14,791		(11,923)	(11,923)
Minority interests in EOP Partnership share of the above adjustments	—	30,311		—	32,346

Net income (loss) and FFO available to common shareholders — diluted	$148,268	$452,112		($116,495)	$199,543

Weighted average Common Shares and dilutive potential common shares outstanding	411,497,236	411,497,236		454,101,167	454,101,167

Net income (loss) and FFO available to common shareholders per share — diluted	$0.36	$1.10	(c)	($0.26)	$0.44	(c)

	Common Shares and common share equivalents
Weighted average Common Shares outstanding (used for both net income (loss) and FFO basic per share calculation)	366,488,855	404,514,824
Effect of dilutive potential common shares:
Units	40,846,328	46,366,561
Share options and restricted shares	4,162,053	3,219,782

Weighted average Common Shares and dilutive potential common shares used for net income (loss) available to common shareholders and the calculation of FFO available to common shareholders	411,497,236	454,101,167

(a)	FFO is a non-GAAP financial measure. The most directly comparable GAAP measure is net income (loss), to which it is reconciled. See definition below.

(b)	The loss for the six months ended June 30, 2006 represents an adjustment to the gain previously recorded on properties sold in prior periods.

(c)	FFO for the six months ended June 30, 2006 and 2005 includes $1.2 million and $380.6 million, respectively, of non-cash charges relating to properties sold and properties held for sale, which is equivalent to $0.00 and $0.84 per share on a diluted basis, respectively. These charges are not added back to net income (loss) when calculating FFO.
FFO Definition:
     FFO is defined as net income (loss), computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding gains from sales of properties (but not losses from sales of properties, impairments or provisions for losses on properties held for sale), plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. Equity Office believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. Equity Office further believes that by excluding the effect of depreciation, amortization and gains from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review FFO, along with GAAP net income (loss) when trying to understand an equity REIT’s operating performance. Equity Office computes FFO in accordance with its interpretation of the standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other equity REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than Equity Office does. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income (loss), determined in accordance with GAAP, as an indication of Equity Office’s financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of its liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions.

Equity Office Properties Trust
Consolidated Statements of Cash Flows

	For the three months ended June 30,		For the six months ended June 30,
	2006	2005	2006	2005
	(Dollars in thousands, unaudited)
Operating Activities:
Net income (loss)	$96,558	$(196,741)	$150,879	$(87,170)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	236,629	208,077	472,759	414,513
Compensation expense related to restricted shares and stock options	6,697	5,917	14,236	13,322
Income from investments in unconsolidated joint ventures	(34)	(28,681)	(90)	(38,199)
Net (contributions to) distributions from unconsolidated joint ventures	(3,026)	17,506	(2,592)	23,610
Net (gain) loss on sales of real estate and provision for loss on properties held for sale	(82,882)	94,220	(117,476)	83,513
Impairment	—	180,856	—	180,856
Provision for doubtful accounts	1,821	1,114	3,839	3,529
Income allocated to minority interests	23,385	8,809	41,306	24,044
Other	—	—	—	448
Changes in assets and liabilities:
Decrease in rent receivable	32,030	344	27,207	509
(Increase) in deferred rent receivable	(12,795)	(19,193)	(26,791)	(36,675)
Decrease (increase) in prepaid expenses and other assets	10,860	17,202	44,147	(23,502)
Increase (decrease) in accounts payable and accrued expenses	42,464	33,254	(58,622)	(59,768)
(Decrease) in other liabilities	(6,609)	(23,531)	(19,536)	(30,702)

Net cash provided by operating activities	345,098	299,153	529,266	468,328

Investing Activities:
Property acquisitions (including deposits made for property acquisitions)	(74,219)	(294,078)	(164,623)	(364,786)
Property dispositions (including deposits received for property dispositions)	103,714	1,169,669	242,176	1,308,778
Increase in cash upon consolidation of certain joint ventures	—	—	51,357	—
(Investments in) distributions from unconsolidated joint ventures	(11,359)	62,301	(13,425)	62,301
Capital and tenant improvements (including development costs)	(141,822)	(74,557)	(223,425)	(150,963)
Lease commissions and other costs	(30,639)	(29,381)	(64,585)	(53,750)
Decrease in escrow deposits and restricted cash	40,866	2,696	71,657	133,630

Net cash (used for) provided by investing activities	(113,459)	836,650	(100,868)	935,210

Financing Activities:
Proceeds from mortgage debt	404,476	150	584,107	150
Principal payments on mortgage debt	(7,071)	(251,764)	(14,824)	(355,521)
Proceeds from unsecured notes	1,470,000	14,025	1,470,000	28,369
Repayment of unsecured notes	(20)	—	(500,063)	(525,000)
Proceeds from lines of credit	8,702,349	1,877,600	14,876,999	4,000,600
Repayment of lines of credit	(9,905,649)	(2,053,600)	(15,359,199)	(3,855,600)
Payments of loan costs and offering costs	(1,687)	6	(2,732)	(59)
(Distributions to) minority interests in partially owned properties	(23,691)	(2,158)	(38,800)	(7,860)
Proceeds from exercise of stock options	51,393	78,282	85,178	121,542
Distributions to common shareholders and unitholders	(134,789)	(226,758)	(135,878)	(226,758)
Repurchase of Common Shares	(724,744)	(5,029)	(1,214,720)	(7,758)
Redemption of Units	(17,273)	(44,810)	(87,906)	(50,676)
Payment of preferred distributions	(8,048)	(8,048)	(16,096)	(16,096)

Net cash (used for) financing activities	(194,754)	(622,104)	(353,934)	(894,667)

Net increase in cash and cash equivalents	36,885	513,699	74,464	508,871
Cash and cash equivalents at the beginning of the period	115,743	102,298	78,164	107,126

Cash and cash equivalents at the end of the period	$152,628	$615,997	$152,628	$615,997

*	Refer to page 4 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on the consolidated statements of cash flows.

Equity Office Properties Trust
Consolidated Statements of Cash Flows (continued)

	For the three months ended June 30,		For the six months ended June 30,
	2006	2005	2006	2005
	(Dollars in thousands, unaudited)
Supplemental Information:
Interest paid during the period (including capitalized interest of $6,566, $4, $7,040 and $4, respectively)	$192,247	$158,689	$455,604	$429,109

Non-Cash Investing and Financing Activities:
Investing Activities:
Escrow deposits related to property dispositions	$(190,389)	$(8,811)	$(232,597)	$(150,324)

Mortgage loan repayment as a result of a property disposition	$—	$—	$—	$(13,386)

Mortgage loan assumed upon acquisition of a property	$15,200	$44,975	$15,200	$44,975

Units issued in connection with a property acquisition	$—	$3,339	$—	$3,339

Changes in accounts due to consolidation of certain joint ventures:
Decrease in investments in unconsolidated joint ventures	$—	$—	$(844,591)	$—

Increase in investments in real estate	$—	$—	$2,843,118	$—

Increase in accumulated depreciation	$—	$—	$(286,569)	$—

Increase in mortgage debt, net of discounts	$—	$—	$(681,986)	$—

Increase in minority interests — partially owned properties	$—	$—	$(1,205,236)	$—

Increase in other assets and liabilities	$—	$—	$123,907	$—

Financing Activities:
Mortgage loan repayment as a result of a property disposition	$—	$—	$—	$13,386

Mortgage loan assumed upon acquisition of a property	$(15,200)	$(44,975)	$(15,200)	$(44,975)

Units issued in connection with a property acquisition	$—	$(3,339)	$—	$(3,339)

*	Refer to page 4 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on the consolidated statements of cash flows.

Equity Office Properties Trust
Segment Information
     Equity Office has one segment which is office properties. The primary financial measure that Equity Office’s chief operating decision makers use for the office properties is property net operating income, which represents rental revenue, tenant reimbursements, parking and other operating revenues less real estate taxes, insurance, repairs and maintenance and property operating expense (all as reflected in the accompanying consolidated statements of operations). Equity Office believes that property net operating income is helpful to investors as a supplemental measure of Equity Office’s operating performance because it represents the actual operating results of Equity Office’s properties. Total assets consists primarily of the assets in the office properties operating segment. There are other assets such as corporate furniture, fixtures and equipment that are not associated with the office property segment, but these assets are immaterial.

	For the three months ended June 30,		For the six months ended June 30,
	2006	2005	2006	2005
	(Dollars in thousands)
Property Operating Revenues:
Rental	$664,423	$572,243	$1,328,497	$1,136,701
Tenant reimbursements	120,318	91,510	251,452	184,528
Parking	37,510	28,447	73,471	55,943
Other (a)	16,634	17,791	33,421	75,889

Total Property Operating Revenues	838,885	709,991	1,686,841	1,453,061

Property Operating Expenses:
Real estate taxes	101,146	83,304	209,101	165,764
Insurance	9,091	7,034	17,490	12,736
Repairs and maintenance	104,039	76,646	196,861	147,045
Property operating	120,103	99,548	248,501	198,187

Total Property Operating Expenses	334,379	266,532	671,953	523,732

Property Net Operating Income from Continuing Operations	$504,506	$443,459	$1,014,888	$929,329

Property Operating Margin from Continuing Operations (b)	60.1%	62.5%	60.2%	64.0%

Reconciliation of Property Net Operating Income from Continuing Operations to Income from Continuing Operations:

Property Net Operating Income from Continuing Operations	$504,506	$443,459	$1,014,888	$929,329
Add:
Fee income	1,478	3,697	2,394	8,474
Less:
Depreciation	(195,750)	(160,269)	(386,473)	(315,588)
Amortization	(32,844)	(21,475)	(69,244)	(42,612)
Ground rent	(6,758)	(5,074)	(12,616)	(10,193)
Corporate general and administrative	(16,056)	(15,218)	(33,050)	(32,391)
Impairment	—	(24,382)	—	(24,382)

Operating Income	254,576	220,738	515,899	512,637
Less:
Other expenses, primarily interest expense	(220,461)	(206,960)	(444,252)	(419,435)
Income taxes	147	(437)	(1,064)	(891)
Minority Interests:
EOP Partnership	(9,675)	23,677	(14,791)	11,923
Partially owned properties	(13,710)	(2,499)	(26,515)	(5,527)
Add:
Income from investments in unconsolidated joint ventures	34	28,681	90	38,199
Gain on sales of real estate	379	—	533	—

Income from Continuing Operations	$11,290	$63,200	$29,900	$136,906

(a)	Other income consists primarily of income from early lease terminations and ancillary income from tenants. Income from early lease terminations was $3.0 million and $9.8 million for the three months ended June 30, 2006 and 2005, respectively, and $8.4 million and $61.9 million for the six months ended June 30, 2006 and 2005, respectively.

(b)	Defined as Property Net Operating Income from Continuing Operations divided by Total Property Operating Revenues.

*	Refer to page 4 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on segment information.

Equity Office Properties Trust
Same Store Portfolio Segment Results
     The financial results presented in the consolidated statements of operations show significant changes from period to period. The period-to-period financial results may not be comparable because Equity Office acquires and disposes of properties on an ongoing basis. Equity Office also consolidated 18 joint ventures (that were previously recorded under the equity method) as a result of the adoption of EITF 04-5 on January 1, 2006. Prior periods have not been restated for this change. Although the consolidation of the joint ventures did not impact net income or funds from operations available to common shareholders, it has impacted the comparability of revenues and expenses to the prior period. These 18 joint ventures are reflected below as part of Non-Same Store. The net income (loss) for properties sold and properties held for sale is included in Discontinued Operations. As a result of the significant acquisition, disposition and consolidation activity, Equity Office has presented condensed consolidated segment results for properties owned during the comparable periods (the “Same Store Portfolio”). The Total Company segment results include the Same Store Portfolio as well as amounts attributable to acquisitions, joint venture consolidations and corporate level expenses (“Non-Same Store”). The Total Company segment results shown are reconciled to GAAP on the Segment Information page of this document.

							Same Store Portfolio Change
	For the three months ended June 30, 2006			For the three months ended June 30, 2005			Favorable/(Unfavorable)
	Same Store Portfolio	Non-Same Store	Total Company	Same Store Portfolio	Non-Same Store	Total Company	Amount	%
	(Dollars in thousands)			(Dollars in thousands)			(Dollars in thousands)
Property Net Operating Income from Continuing Operations:
Revenues:
Property operating revenues	$701,009	$137,876	$838,885	$699,389	$10,602	$709,991	$1,620	0.2%

Expenses:
Real estate taxes	79,767	21,379	101,146	81,569	1,735	83,304	1,802	2.2%
Insurance	6,652	2,439	9,091	6,747	287	7,034	95	1.4%
Repairs and maintenance	83,360	20,679	104,039	75,049	1,597	76,646	(8,311)	(11.1%)
Property operating	103,842	16,261	120,103	97,558	1,990	99,548	(6,284)	(6.4%)

Property operating expenses	273,621	60,758	334,379	260,923	5,609	266,532	(12,698)	(4.9%)

Property net operating income from continuing operations	$427,388	$77,118	$504,506	$438,466	$4,993	$443,459	($11,078)	(2.5%)

Property operating margin (a)	61.0%	55.9%	60.1%	62.7%	47.1%	62.5%		(1.7%)

Property Net Operating Income from Continuing Operations Excluding Income from Early Lease Terminations:
Property net operating income from continuing operations	$427,388	$77,118	$504,506	$438,466	$4,993	$443,459	($11,078)	(2.5%)
Less income from early lease terminations	(2,917)	(53)	(2,970)	(9,825)	—	(9,825)	(6,908)	(70.3%)

Total	$424,471	$77,065	$501,536	$428,641	$4,993	$433,634	($4,170)	(1.0%)

Property operating margin before income from early lease terminations (a)	60.8%	55.9%	60.0%	62.2%	47.1%	61.9%		(1.4%)

Additional Information — Selected Amounts Included in Property Operating Revenues:
Deferred rental revenue	$5,520	$3,129	$8,649	$14,839	$646	$15,485	($9,319)	(62.8%)

	Occupancy Rates
	At June 30, 2006	At March 31, 2006	At June 30, 2005	At March 31, 2005
CBD	92.3%	93.1%	92.6%	92.4%
Suburban	90.4%	90.3%	88.0%	87.6%

Total Same Store Portfolio	91.1%	91.3%	89.7%	89.5%

Square Feet	90,223,364
Number of Properties	499

(a)	Property operating margin is calculated by dividing property net operating income from continuing operations by property operating revenues.

Equity Office Properties Trust
Same Store Portfolio Segment Results (continued)
     The financial results presented in the consolidated statements of operations show significant changes from period to period. The period-to-period financial results may not be comparable because Equity Office acquires and disposes of properties on an ongoing basis. Equity Office also consolidated 18 joint ventures (that were previously recorded under the equity method) as a result of the adoption of EITF 04-5 on January 1, 2006. Prior periods have not been restated for this change. Although the consolidation of the joint ventures did not impact net income or funds from operations available to common shareholders, it has impacted the comparability of revenues and expenses to the prior period. These 18 joint ventures are reflected below as part of Non-Same Store. The net income (loss) for properties sold and properties held for sale is included in Discontinued Operations. As a result of the significant acquisition, disposition and consolidation activity, Equity Office has presented condensed consolidated segment results for properties owned during the comparable periods (the “Same Store Portfolio”). The Total Company segment results include the Same Store Portfolio as well as amounts attributable to acquisitions, joint venture consolidations and corporate level expenses (“Non-Same Store”). The Total Company segment results shown are reconciled to GAAP on the Segment Information page of this document.

							Same Store Portfolio Change
	For the six months ended June 30, 2006			For the six months ended June 30, 2005			Favorable/(Unfavorable)
	Same Store Portfolio	Non-Same Store	Total Company	Same Store Portfolio	Non-Same Store	Total Company	Amount	%
	(Dollars in thousands)			(Dollars in thousands)			(Dollars in thousands)
Property Net Operating Income from Continuing Operations:
Revenues:
Property operating revenues	$1,407,602	$279,239	$1,686,841	$1,432,832	$20,229	$1,453,061	($25,230)	(1.8%)

Expenses:
Real estate taxes	165,336	43,765	209,101	161,863	3,901	165,764	(3,473)	(2.1%)
Insurance	12,472	5,018	17,490	12,145	591	12,736	(327)	(2.7%)
Repairs and maintenance	158,391	38,470	196,861	143,888	3,157	147,045	(14,503)	(10.1%)
Property operating	215,171	33,330	248,501	194,586	3,601	198,187	(20,585)	(10.6%)

Property operating expenses	551,370	120,583	671,953	512,482	11,250	523,732	(38,888)	(7.6%)

Property net operating income from continuing operations	$856,232	$158,656	$1,014,888	$920,350	$8,979	$929,329	($64,118)	(7.0%)

Property operating margin (a)	60.8%	56.8%	60.2%	64.2%	44.4%	64.0%		(3.4%)

Property Net Operating Income from Continuing Operations Excluding Income from Early Lease Terminations:
Property net operating income from continuing operations	$856,232	$158,656	$1,014,888	$920,350	$8,979	$929,329	($64,118)	(7.0%)
Less income from early lease terminations	(6,514)	(1,918)	(8,432)	(61,874)	1	(61,873)	(55,360)	(89.5%)

Total	$849,718	$156,738	$1,006,456	$858,476	$8,980	$867,456	($ 8,758)	(1.0%)

Property operating margin before income from early lease terminations (a)	60.6%	56.5%	60.0%	62.6%	44.4%	62.4%		(2.0%)

Additional Information — Selected Amounts Included in Property Operating Revenues:
Deferred rental revenue	$13,837	$7,291	$21,128	$31,124	$1,134	$32,258	($17,287)	(55.5%)

	Occupancy Rates
	At June 30, 2006	At December 31, 2005	At June 30, 2005	At December 31, 2004
CBD	92.3%	93.0%	92.6%	92.5%
Suburban	90.4%	90.2%	87.9%	87.5%

Total Same Store Portfolio	91.1%	91.3%	89.7%	89.5%

Square Feet	89,926,707
Number of Properties	495

(a)	Property operating margin is calculated by dividing property net operating income from continuing operations by property operating revenues.

Equity Office Properties Trust
Statements of Discontinued Operations
     The net income (loss) for properties sold and properties held for sale is reflected in the consolidated statements of operations as Discontinued Operations for the periods presented. Properties that were partially sold are not reflected as discontinued operations in accordance with FAS 144.

	For the three months ended June 30,		For the six months ended June 30,
	2006	2005	2006	2005
		(Dollars in thousands)
Property operating revenues	$7,299	$71,502	$16,200	$157,933

Expenses:
Depreciation and amortization	897	21,236	3,588	46,684
Property operating	3,441	28,447	8,567	62,038
Ground rent	181	1,148	379	2,419
Impairment	—	156,474	—	156,474

Total expenses	4,519	207,305	12,534	267,615

Operating income (loss)	2,780	(135,803)	3,666	(109,682)

Other income (expense):
Interest income	1	98	386	241
Interest expense and amortization of deferred financing costs and prepayment expenses	—	(5)	—	(618)

Total other income (expense)	1	93	386	(377)

Income (loss) before income taxes, allocations to minority interests, net gain (loss) on sales of real estate and provision for (loss) on properties held for sale	2,781	(135,710)	4,052	(110,059)
Income taxes	(16)	(24)	(16)	(64)
Income allocated to minority interests — partially owned properties (including gains on sales of real estate of $0, $29,699, $0 and $29,699, respectively)	—	(29,987)	—	(30,440)
Net gain (loss) on sales of real estate	82,503	(73,956)	116,943	(49,711)
Provision for (loss) on properties held for sale	—	(20,264)	—	(33,802)

Net income (loss)	$85,268	($259,941)	$120,979	($224,076)

Property net operating income from discontinued operations (a)	$3,858	$43,055	$7,633	$95,895

(a)	Defined as property operating revenues less property operating expenses.

Equity Office Properties Trust
Earnings (Loss) Per Share

	For the three months ended June 30,		For the six months ended June 30,
	2006	2005	2006	2005
	(Dollars in thousands, except per share amounts)
Numerator:
Income from continuing operations	$11,290	$63,200	$29,900	$136,906
Preferred distributions	(8,701)	(8,701)	(17,402)	(17,402)

Income from continuing operations available to common shareholders	2,589	54,499	12,498	119,504
Discontinued operations (including net gain (loss) on sales of real estate and provision for (loss) on properties held for sale of $82,503, $(94,220), $116,943 and $(83,513), respectively)	85,268	(259,941)	120,979	(224,076)

Numerator for basic earnings (loss) per share — net income (loss) available to common shareholders	87,857	(205,442)	133,477	(104,572)
Add back income (loss) allocated to minority interests in EOP Partnership	9,675	(23,677)	14,791	(11,923)

Numerator for diluted earnings (loss) per share — net income (loss) available to common shareholders	$97,532	($229,119)	$148,268	($116,495)

Denominator:
Denominator for basic earnings (loss) per share — weighted average Common Shares outstanding	363,933,914	406,164,577	366,488,855	404,514,824

Effect of dilutive potential common shares:
Units	40,075,717	45,563,665	40,846,328	46,366,561
Share options and restricted shares	4,484,429	3,881,328	4,162,053	3,219,782

Dilutive potential common shares	44,560,146	49,444,993	45,008,381	49,586,343

Denominator for diluted earnings (loss) per share — weighted average Common Shares outstanding and dilutive potential common shares	408,494,060	455,609,570	411,497,236	454,101,167

Earnings (loss) per share — basic:
Income from continuing operations available to common shareholders, net of minority interests	$0.03	$0.07	$0.07	$0.24
Discontinued operations, net of minority interests	0.21	(0.57)	0.30	(0.50)

Net income (loss) available to common shareholders, net of minority interests (a)	$0.24	($0.51)	$0.36	($0.26)

Earnings (loss) per share — diluted:
Income from continuing operations available to common shareholders	$0.03	$0.07	$0.07	$0.24
Discontinued operations	0.21	(0.57)	0.29	(0.49)

Net income (loss) available to common shareholders (a)	$0.24	($0.50)	$0.36	($0.26)

(a)	Net income (loss) available to common shareholders per share may not total the sum of the per share components due to rounding.

Equity Office Properties Trust
Net Free Cash Flow
     Equity Office defines net free cash flow as net cash provided by operating activities determined in accordance with GAAP less distributions paid to its shareholders, unitholders, preferred shareholders and minority interests in partially owned properties less capital improvements incurred and expenditures for tenant improvements and leasing costs for leases that commence during the period. Net free cash flow is a non-GAAP financial measure, which Equity Office believes is helpful to investors to monitor the impact of distributions and capital improvements, tenant improvements and leasing costs on its net cash provided by operating activities. Investors should review net free cash flow along with Equity Office’s consolidated statements of cash flows, as determined in accordance with GAAP. Net free cash flow should not be considered as a measure of Equity Office’s liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions. For more information on Equity Office’s liquidity refer to its Form 10-Q and Form 10-K.
     Below Equity Office has reconciled net free cash flow to net cash provided by operating activities, the most directly comparable GAAP financial measure, for the periods presented. Equity Office’s calculation of net free cash flow may not be comparable to similar measures that may be presented by other companies.

	For the three months ended June 30,		For the six months ended June 30,
	2006	2005	2006	2005
	(Dollars in thousands)
Net cash provided by operating activities	$345,098	$299,153	$529,266	$468,328
Less: Distributions paid to common shareholders and unitholders (a)	(134,789)	(226,758)	(135,878)	(226,758)
Less: Distributions paid to preferred shareholders	(8,048)	(8,048)	(16,096)	(16,096)
Less: Distributions paid to minority interests in partially owned properties	(23,691)	(2,158)	(38,800)	(7,860)
Less: Tenant improvements and leasing costs for leases which commenced during the period and capital improvements incurred (b)	(101,841)	(106,431)	(200,371)	(199,563)

Net Free Cash Flow	$76,729	($44,242)	$138,121	$18,051

(a)	Distributions to common shareholders and unitholders are generally paid one quarter in arrears with no cash payment in the first quarter and two payments in the fourth quarter.

(b)	In the above table, tenant improvements and leasing costs are reported for leases which commence during the periods shown, which Equity Office believes is a useful measure of the tenant improvements and leasing costs in its markets and is consistent with how Equity Office reports its per square foot tenant improvements and leasing costs. The amounts included in the consolidated statements of cash flows represent the cash expenditures made during the periods, regardless of when the leases commence. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures. Capital improvements in the above table reflect amounts paid or accrued for the periods shown. A reconciliation of the amounts shown above and the amounts shown on the consolidated statements of cash flows can be found on the “Tenant Improvements, Leasing Costs and Capital Improvements” page of this Supplemental Operating and Financial Data Report.

Equity Office Properties Trust
Property Joint Venture Information June 30, 2006

				Effective Office Portfolio (a)
	Number of	Effective Ownership	Total Office Portfolio		Percent
Property	Buildings	Percentage (a)	Square Feet	Square Feet	Occupied
Consolidated Properties	538	100%	83,826,263	83,826,263	90.8%

Consolidated Joint Ventures
The Plaza at LaJolla Village		66.7%	635,419	423,634	85.4%
222 Berkley Street		91.5%	519,608	475,441	99.7%
500 Boylston Street		91.5%	706,864	646,781	99.9%
Wells Fargo Center		75%	1,117,439	838,079	95.8%
Ferry Building		100%	243,812	243,812	97.2%
2951 28th Street		98%	85,000	83,300	98.9%
Market Square		100%	681,051	681,051	90.4%
One Ninety One Peachtree Tower		100%	1,215,288	1,215,288	50.9%
Sixty State Street		95.5%	823,014	785,978	98.3%
Worldwide Plaza Amenities		100%	108,391	108,391	96.5%
Park Avenue Tower		100%	568,060	568,060	99.4%
850 Third Avenue		99%	568,867	563,178	96.0%
Washington Mutual Tower		75%	1,113,832	835,374	96.7%
1301 Avenue of the Americas		100%	1,765,694	1,765,694	99.3%
SunAmerica Center		67.27%	780,063	524,772	83.0%
Rowes Wharf (b)		44%	344,645	151,644	99.2%
10 & 30 South Wacker (b) (c)		75%	2,003,288	1,502,466	88.9%
Pasadena Towers (b) (c)		25%	439,366	109,842	96.3%
Promenade II (b) (c)		50%	774,344	387,172	97.1%
SunTrust Center (b) (c)		25%	640,741	160,185	86.9%
Columbia Center (b)		50.1%	1,545,008	774,049	87.3%
161 North Clark (b) (d)		25%	1,010,520	252,630	93.3%
Prominence in Buckhead (b) (d)		25%	424,309	106,077	98.0%
World Trade Center East (b) (d)		25%	186,912	46,728	100.0%
Treat Towers (b) (d)		25%	367,313	91,828	98.2%
Parkshore Plaza I & II (b) (d)		25%	269,853	67,463	95.4%
Bridge Pointe Corporate Center I & II (b) (d)		25%	372,653	93,163	100.0%
1111 19th Street (b) (d)		20%	252,014	50,403	99.8%
1620 L Street (b) (d)		20%	156,272	31,254	100.0%
1333 H Street (b) (d)		20%	244,585	48,917	100.0%
Yahoo! Center (b) (d)		50%	1,087,628	543,814	97.0%
201 Mission Street (b)		25%	483,527	120,882	69.6%
580 California (b)		25%	313,012	78,253	75.7%

Subtotal	51		21,848,392	14,375,603	90.7%

Unconsolidated Joint Ventures
One Post Office Square		50%	765,296	382,648	86.7%
75-101 Federal Street		51.61%	813,195	419,704	81.9%
One Post		50%	421,121	210,561	89.2%
1601 Market Street		11%	681,289	74,942	80.8%
1700 Market Street		11%	841,172	92,529	92.7%

Subtotal	6		3,522,073	1,180,384	85.6%

Total	595		109,196,728	99,382,250	90.7%

(a)	The amounts shown represent Equity Office’s economic interest in each property upon which Equity Office recognizes net income in accordance with GAAP.

(b)	Equity Office consolidated these joint ventures on January 1, 2006 upon adoption of EITF 04-5.

(c)	Macquarie Office (US) No. 2 Corporation is Equity Office’s partner in these joint ventures and, in the case of 10 & 30 South Wacker, which is owned as a tenancy-in- common, an affiliate of Macquarie Office (US) No. 2 Corporation is Equity Office’s co-tenant.

(d)	Teachers Insurance and Annuity Association of America (TIAA) and certain of its affiliates are Equity Office’s partners in these joint ventures.

Equity Office Properties Trust
Property Joint Venture Information (continued)

	For the three months ended June 30,		For the six months ended June 30,
	2006	2005	2006	2005
		(Dollars in thousands)
Unconsolidated Joint Ventures
Equity Office’s share of:
Net income	$34	$28,681	$90	$38,199

Interest expense and loan cost amortization	$2,402	$5,008	$4,773	$9,903

Depreciation and amortization (real estate related)	$2,887	$12,506	$5,659	$24,768

(Loss) gain on sales of real estate	$(91)	$17,376	$(91)	$17,376

Consolidated Joint Ventures (included in income from continuing operations)
Minority interest partners’ share in partially owned properties of:
Net income	$13,710	$2,499	$26,515	$5,527

Interest expense and loan cost amortization	$6,589	$1,329	$13,066	$2,743

Depreciation and amortization (real estate related)	$16,889	$1,418	$34,098	$2,832

		As of December 31,
	As of June 30, 2006	2005
	(Dollars in thousands)
Unconsolidated Joint Ventures
Equity Office’s share of mortgage debt	$165,762	$473,725

Consolidated Joint Ventures
Minority interest partners’ share in partially owned properties of mortgage debt	$519,087	$137,454

Equity Office Properties Trust
Developments
June 30, 2006
Equity Office owns 100% of the following properties which are under development. Equity Office’s developments consist of new construction as well as a significant renovation of an existing building. Development costs are primarily funded by Equity Office’s lines of credit. Specifically identifiable direct acquisition, development and construction costs are capitalized, including salaries and related payroll costs, real estate taxes and interest incurred in developing the property.

					Costs	Total
	Estimated Placed in		Number of	Square	Incurred To	Estimated	Percentage
Property	Service Date (a)	Location	Buildings	Feet	Date (b)	Costs (c)	Leased
					(Dollars in thousands)
Kruse Oaks II (d)	Q4 2006	Portland, OR	1	102,000	$11,243	$20,119	6%
Bridge Pointe Corporate Center III	Q4 2006	San Diego, CA	2	150,000	22,338	35,967	0%
1095 Avenue of the Americas (e)	Q3 2007	New York, NY	1	1,023,998	536,604	849,753	(e )
Foundry Square I (Barclays)	Q4 2007	San Francisco, CA	1	335,890	25,829	144,789	96%
City Center Plaza West	Q1 2008	Bellevue, WA	1	572,000	16,614	186,978	0%
Fountaingrove II	Q2 2006	Santa Rosa, CA	1	42,102	9,587	11,698	31%

Total			7	2,225,990	$622,215	$1,249,304	15%

(a)	The Estimated Placed in Service Date represents the date the certificate of occupancy was obtained or is currently anticipated to be obtained. Subsequent to obtaining the certificate of occupancy, the property will undergo a lease-up period.

(b)	The Costs Incurred to Date are presented in the balance sheet as follows:

Developments in process	$611,173
Deferred leasing costs and other related intangibles recorded at acquisition	11,042

Total costs incurred to date	$622,215

(c)	The Total Estimated Cost include the acquisition cost of the land and building in addition to the costs to develop the property. The Total Estimated Costs are subject to change upon, or prior to, the completion of the development and include amounts required to lease-up the property.

(d)	Equity Office leases the land underlying this development from a third party. Equity Office has the right to acquire this land under certain conditions. Total Estimated Costs do not reflect potential costs to acquire the land at a future date.

(e)	On September 29, 2005, Equity Office acquired 79% of the square feet of 1095 Avenue of the Americas. Verizon, the sole tenant, occupied 96.8% of the portion of the property acquired by Equity Office at its acquisition. Verizon has been moving out in phases throughout 2006 and has vacated more than 90% of that space as of June 30, 2006. Equity Office has begun to redevelop the property as Verizon has vacated the premises, and anticipates completing the redevelopment in Q3 2007.
In addition to the developments described above, Equity Office owns or partially owns various land parcels available for development. These sites represent possible future development of up to approximately ten million square feet of office space. These potential developments will be impacted by the timing and likelihood of success of the entitlement processes, both of which are uncertain. These various sites include: Russia Wharf, Boston, MA; Prominence in Buckhead, Atlanta, GA; Tabor Center, Denver, CO; Bridge Pointe Corporate Center, San Diego, CA; La Jolla Center, San Diego, CA; Orange Center, Orange, CA; Skyport Plaza, San Jose, CA; Station Landing, Walnut Creek, CA; NE 8th Street, Bellevue, WA; 175 Wyman, Waltham, MA; Parkshore Plaza, Folsom, CA; Commerce Plaza, Oakbrook, IL; Pointe O'Hare Land, Rosemont, IL; Kruse Oaks, Portland, OR; Reston Town Center, Reston, VA; and First & Main, Portland, OR.

Equity Office Properties Trust
Fixed and Variable Rate Consolidated Debt

	June 30, 2006 (a)	December 31, 2005	Change
	(Dollars in thousands)
Balance (includes discounts and premiums):
Fixed rate:
Mortgage debt	$3,256,183	$1,988,377	$1,267,806
Unsecured notes	9,787,104	8,787,620	999,484

Total	13,043,287	10,775,997	2,267,290

Variable rate:
Mortgage debt	175,821	175,821	—
Unsecured notes and lines of credit (b)	1,393,800	1,876,000	(482,200)

Total	1,569,621	2,051,821	(482,200)

Total (c)	$14,612,908	$12,827,818	$1,785,090

Percent of total debt:
Fixed rate	89.3%	84.0%	5.3%
Variable rate (b)	10.7%	16.0%	-5.3%

Total	100.0%	100.0%	0.0%

Mortgage debt	23.5%	16.9%	6.6%
Unsecured notes and lines of credit	76.5%	83.1%	-6.6%

Total	100.0%	100.0%	0.0%

Effective interest rate at end of period:
Fixed rate:
Mortgage debt	6.51%	7.01%	-0.50%
Unsecured notes	6.35%	6.80%	-0.45%

Effective interest rate	6.39%	6.84%	-0.45%

Variable rate:
Mortgage debt	5.93%	5.17%	0.76%
Unsecured notes and lines of credit (b)	5.85%	5.02%	0.83%

Effective interest rate	5.86%	5.03%	0.83%

Total	6.33%	6.55%	-0.22%

(a)	Upon adoption of EITF 04-5, effective January 1, 2006 Equity Office consolidated $682.0 million of mortgage debt that was previously unconsolidated. Equity Office’s share of the total mortgage debt consolidated was $306.9 million.

(b)	The interest rates for the variable rate debt are based on various spreads over LIBOR.

(c)	Equity Office’s share of total consolidated debt was $14.1 billion and $12.7 billion at June 30, 2006 and December 31, 2005, respectively.

Equity Office Properties Trust
Debt Summary
June 30, 2006

Consolidated Property Debt:	Coupon Rate	Effective Rate (a)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
	(Dollars in thousands)
Secured Fixed Rate Debt
Promenade II (b)	7.84%	7.84%	$79,327	10/01/06	$78,650
Promenade II (b)	6.90%	6.90%	18,830	10/01/06	18,759
Bayhill Office Center	8.35%	7.94%	46,373	12/01/06	45,751
Bayhill Office Center	6.90%	6.90%	37,659	12/01/06	37,422
Reston Town Center	8.00%	8.00%	81,996	01/01/07	81,194
Reston Town Center	6.90%	6.90%	28,244	01/01/07	28,030
E.J. Randolph	8.19%	8.19%	13,106	01/01/07	12,935
Northridge I	8.19%	8.19%	11,883	01/01/07	11,728
Shorebreeze I & II	4.19%	5.43%	21,865	03/01/07	21,476
Westbrook Corporate Center	8.00%	8.00%	89,991	05/01/07	87,844
Wilshire Palisades	6.45%	6.45%	38,100	07/01/08	36,854
11111 Sunset Hills Road	6.12%	4.97%	22,213	07/11/08	21,584
Pasadena Towers (b)	6.92%	6.92%	60,051	08/01/08	57,484
Corporate 500 Centre	6.66%	7.98%	80,006	11/01/08	80,006
188 Embarcadero	7.26%	7.62%	13,703	08/15/09	12,435
Centerside II	7.26%	7.72%	21,296	08/15/09	19,325
700 North Brand	7.26%	7.88%	23,652	08/15/09	21,464
Golden Bear Center	7.26%	7.72%	17,979	08/15/09	16,316
Bixby Ranch	7.26%	7.62%	25,049	08/15/09	22,731
One Memorial Drive	7.26%	7.88%	55,422	08/15/09	50,293
SunAmerica Center	7.94%	7.94%	197,097	10/01/09	187,855
Peninsula Office Park	7.23%	7.78%	77,634	11/01/09	70,026
Embarcadero Place	7.23%	7.78%	33,606	11/01/09	30,313
201 California	7.23%	7.96%	39,205	11/01/09	35,363
Tower 56	7.23%	7.87%	22,045	11/01/09	19,884
125 Summer Street	7.23%	8.12%	69,456	11/01/09	62,649
Columbia Center (b)	4.48%	4.48%	195,000	01/04/10	185,383
Washington Mutual Tower	4.55%	4.56%	79,250	06/01/10	79,250
Park Avenue Tower / 850 Third Avenue	8.47%	8.51%	180,000	06/30/10	180,000
The Plaza at La Jolla Village	6.87%	7.50%	75,197	01/10/11	69,608
Sixty State Street	5.63%	5.67%	180,000	03/01/11	180,000
Redwood Business Park I	7.41%	5.87%	10,308	08/01/11	9,542
Redwood Business Park II	7.41%	5.86%	18,084	08/01/11	16,740
Redwood Business Park III	7.46%	5.95%	14,979	08/01/11	13,875
Redwood Business Park IV	7.41%	5.92%	8,129	08/01/11	7,525
Redwood Business Park V	7.41%	5.85%	6,389	08/01/11	5,914
1300 North 17th Street	5.81%	5.85%	47,189	01/01/13	41,303
1300 North 17th Street	6.03%	6.07%	31,939	01/01/13	28,837
Waterfall Towers	6.08%	5.58%	7,668	01/01/13	6,813
Santa Monica Business Park	9.88%	7.36%	5,893	12/10/13	—
1200 Corporate Place	5.60%	5.67%	15,200	06/11/14	14,160
Parkpoint Business Center	5.53%	5.62%	7,363	01/01/15	6,282
Yahoo! Center (b)	5.27%	5.27%	250,000	10/01/15	250,000
SunTrust Center (b)	5.34%	5.34%	77,000	01/01/16	77,000
1301 Avenue of the Americas	5.37%	5.39%	420,784	01/11/16	420,784
100 Summer Street	5.96%	5.98%	180,000	06/01/16	180,000
225 Franklin Street	6.19%	6.20%	225,000	07/01/16	225,000

Total / Weighted Average Secured Fixed Rate Debt	6.41%	6.51%	3,261,160		3,166,387	5.4

Secured Variable Rate Debt
1301 Avenue of the Americas
LIBOR + 90 bp	6.07%	6.16%	65,821	01/11/09	65,821
Wells Fargo Center
LIBOR + 55 bp	5.66%	5.79%	110,000	01/01/11	110,000

Total / Weighted Average Secured Variable Rate Debt	5.81%	5.93%	175,821		175,821	3.8

Net discount on mortgage debt			(4,977)

Total / Weighted Average Secured Debt	6.38%	6.48%	$3,432,004		$3,342,208	5.3

(a)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

(b)	These amounts were consolidated effective January 1, 2006 upon adoption of EITF 04-5.

Equity Office Properties Trust
Debt Summary (continued)
June 30, 2006

Unsecured Debt:	Coupon Rate	Effective Rate (a)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity

	(Dollars in thousands)
Fixed Rate Unsecured Notes
Original Term:
9 Year	7.44%	7.74%	$50,000	09/01/06	$50,000
10 Year	7.13%	6.74%	100,000	12/01/06	100,000
9 Year	7.00%	6.80%	1,500	02/02/07	1,500
9 Year	6.88%	6.83%	25,000	04/30/07	25,000
9 Year	6.76%	6.76%	300,000	06/15/07	300,000
10 Year	7.41%	7.70%	50,000	09/01/07	50,000
7 Year	7.75%	7.91%	600,000	11/15/07	600,000
10 Year	6.75%	6.97%	150,000	01/15/08	150,000
10 Year	6.75%	7.01%	300,000	02/15/08	300,000
10 Year	6.80%	6.94%	500,000	01/15/09	500,000
10 Year	7.25%	7.14%	200,000	05/01/09	200,000
11 Year	7.13%	6.97%	150,000	07/01/09	150,000
10 Year	8.10%	8.22%	360,000	08/01/10	360,000
6 Year	4.65%	4.81%	800,000	10/01/10	800,000
10 Year	7.65%	7.20%	200,000	12/15/10	200,000
10 Year	7.00%	6.83%	1,100,000	07/15/11	1,100,000
10 Year	6.75%	7.02%	500,000	02/15/12	500,000
10 Year	5.88%	5.98%	500,000	01/15/13	500,000
10 Year	4.75%	5.54%	1,000,000	03/15/14	1,000,000
20 Year	7.88%	8.08%	25,000	12/01/16	25,000
20 Year	7.35%	8.08%	200,000	12/01/17	200,000
20 Year	7.25%	7.54%	250,000	02/15/18	250,000
20 Year (b)	4.00%	4.11%	1,500,000	07/15/26	1,500,000
30 Year	7.50%	8.24%	150,000	10/01/27	150,000
30 Year	7.25%	7.31%	225,000	06/15/28	225,000
30 Year	7.50%	7.55%	200,000	04/19/29	200,000
30 Year	7.88%	7.94%	300,000	07/15/31	300,000
EOP InterNotes (c)	4.30%	4.56%	74,993	11/15/06 - 10/15/11	74,993

Total / Weighted Average Fixed Rate Unsecured Notes	6.18%	6.35%	9,811,493		9,811,493	8.7

Variable Rate Unsecured Notes
6 Year
LIBOR + 60 bp	5.59%	5.72%	200,000	10/01/10	200,000
10 Year
LIBOR + 77.5 bp	6.00%	6.10%	45,000	05/27/14	45,000

Total / Weighted Average Variable Rate Unsecured Notes	5.66%	5.79%	245,000		245,000	4.9

Net discount on unsecured notes			(24,389)

Total / Weighted Average Unsecured Notes	6.17%	6.33%	$10,032,104		$10,056,493	8.6

(a)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

(b)	These notes are subject to redemption prior to their stated maturity date shown above. The notes are exchangeable into Equity Office’s Common Shares, at the option of the holder, under specific circumstances or on or after July 15, 2025, at an initial exchange rate of 23.2542 shares per $1,000 principal amount of notes. This is equivalent to an initial exchange price of $43.00 per share. Upon an exchange of notes, Equity Office will settle any amounts up to the principal amount of the notes in cash and the remaining exchange value, if any, will be settled, at Equity Office’s option, in cash, common shares or a combination thereof.

On or after January 18, 2012, Equity Office may redeem the notes at a redemption price equal to the principal amount of the notes plus any accrued and unpaid interest thereon and in certain circumstances, any additional exchange value. In addition, on January 18, 2012, July 15, 2016 and July 15, 2021 or following the occurrence of certain change in control transactions prior to January 18, 2012, note holders may require Equity Office to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

(c)	The rates shown are weighted average rates. The coupon rate on the EOP InterNotes ranges from 3.30% to 5.25%. Including all offering expenses, the all-in effective rates of the EOP InterNotes range from 3.61% to 5.46%.

Equity Office Properties Trust
Debt Summary (continued)
June 30, 2006

			Principal			Years to
	Coupon Rate	Effective Rate (a)	Balance	Maturity Date	Due at Maturity	Maturity

	(Dollars in thousands)
Variable Rate Lines of Credit
$1.0 Billion Term Loan Facility LIBOR + 55 bp	5.84%	5.84%	$1,000,000	10/13/06	$1,000,000
$1.25 Billion Revolving Credit Facility LIBOR + 60 bp plus facility fee of 20 bp on $1.25 billion	5.81%	6.01%	148,800	08/03/09	148,800

Total / Weighted Average Variable Rate Lines of Credit	5.84%	5.87%	1,148,800		1,148,800	0.7

Total / Weighted Average Consolidated Fixed Rate Debt	6.24%	6.39%	13,043,287		12,977,880	7.9

Total / Weighted Average Consolidated Variable Rate Debt	5.81%	5.86%	1,569,621		1,569,621	1.7

Total / Weighted Average Consolidated Debt	6.19%	6.33%	14,612,908		14,547,501	7.2

Pro Rata Share of Unconsolidated Joint Venture Debt
1601 Market Street	5.12%	5.12%	6,765	11/11/09	6,765
1700 Market Street	5.35%	5.35%	9,779	11/06/11	7,869
1700 Market Street LIBOR + 600 bp	11.14%	11.14%	1,353	11/06/11	1,353
75-101 Federal Street	5.05%	5.05%	61,073	11/01/12	53,237
One Post Office Square	5.70%	5.70%	86,792	10/01/13	77,158

Total / Weighted Average Pro Rata Share of Unconsolidated Joint Venture Debt	5.46%	5.46%	165,762		146,382	6.6

Total / Weighted Average Consolidated and Pro Rata Share of Unconsolidated Joint Venture Debt	6.18%	6.32%	$14,778,670		$14,693,883	7.2

(a)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

Equity Office Properties Trust
Debt Maturity and Mandatorily Redeemable Preferred Shares (a)
June 30, 2006

	Mortgage Debt (b)						Series B
Year	Consolidated	Unconsolidated	Unsecured Notes	Lines of Credit	Total Debt	Effective Rate (c)	Preferred Shares (d)

	(Dollars in thousands)
2006	$180,582	—	$152,924	$1,000,000	$1,333,506	6.21%	—
2007	243,207	—	988,523	—	1,231,730	7.52%	—
2008	195,928	—	490,333	—	686,261	6.87%	$299,497
2009	614,475	$6,765	862,475	148,800	1,632,515	7.16%	—
2010	444,633	—	1,564,207	—	2,008,840	6.03%	—
2011	413,204	9,222	1,103,031	—	1,525,457	6.61%	—
2012	—	53,237	500,000	—	553,237	6.80%	—
2013	76,953	77,158	500,000	—	654,111	5.95%	—
2014	14,160	—	1,045,000	—	1,059,160	5.57%	—
2015	256,282	—	—	—	256,282	5.28%	—
2016	902,784	—	25,000	—	927,784	5.77%	—
2017	—	—	200,000	—	200,000	8.08%	—
2018	—	—	250,000	—	250,000	7.54%	—
2026 (e)	—	—	1,500,000	—	1,500,000	4.11%	—
2027	—	—	150,000	—	150,000	8.24%	—
2028	—	—	225,000	—	225,000	7.31%	—
2029	—	—	200,000	—	200,000	7.55%	—
2031	—	—	300,000	—	300,000	7.94%	—

Total / Weighted Average	$3,342,208	$146,382	$10,056,493	$1,148,800	$14,693,883	6.32%	$299,497

(a)	Excludes the remaining scheduled principal payments prior to maturity.

(b)	Upon adoption of EITF 04-5, effective January 1, 2006 Equity Office consolidated $682.0 million of mortgage debt that was previously unconsolidated. Equity Office’s share of the total mortgage debt consolidated was $306.9 million.

(c)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

(d)	The 5.25% Series B Preferred Shares are convertible at any time, at the option of the holder, into Common Shares at a conversion price of $35.70 per Common Share (equivalent to a conversion rate of 1.40056 Common Shares for each Series B Preferred Share). The preferred shares are subject to mandatory redemption on February 15, 2008 at a price of $50.00 per share, plus accumulated and unpaid distributions to the redemption date.

(e)	The $1.5 billion exchangeable unsecured notes are subject to early redemption as described on page 28 of this Supplemental Operating and Financial Data Report.

Equity Office Properties Trust
Tenant Improvements and Leasing Costs
The amounts shown below represent the total tenant improvements and leasing costs for leases which commenced during the period, regardless of when such costs were actually paid.

	For the three months ended June 30,
	2006		2005
	(Dollars in thousands, except per square foot amounts)
	Tenant improvement and	Weighted average cost	Tenant improvement and	Weighted average cost
	leasing costs	per square foot leased	leasing costs	per square foot leased
WHOLLY-OWNED PROPERTIES:
Renewals	$11,024	$8.66	$16,685	$11.33

Retenanted
Vacant for less than 12 months	26,880	19.81	29,480	19.46
Vacant longer than 12 months	17,491	28.45	18,022	26.76

Total Retenanted	44,371	22.50	47,502	21.71

Total / Weighted Average	55,395	17.07	64,187	17.53

CONSOLIDATED JOINT VENTURES (EQUITY OFFICE SHARE):
Renewals	754	7.07	21,783	45.72

Retenanted
Vacant for less than 12 months	2,745	26.92	2,597	33.80
Vacant longer than 12 months	3,251	56.75	1,255	37.44

Total Retenanted	5,996	37.65	3,852	34.90

Total / Weighted Average	6,750	25.39	25,635	43.69

CONSOLIDATED JOINT VENTURES (JV PARTNER SHARE):
Renewals	296	7.13	44	7.69

Retenanted
Vacant for less than 12 months	3,941	34.93	68	29.27
Vacant longer than 12 months	1,966	44.78	48	35.90

Total Retenanted	5,907	37.69	116	31.68

Total / Weighted Average	6,203	31.29	160	17.10

UNCONSOLIDATED JOINT VENTURES (EQUITY OFFICE SHARE):
Renewals	67	12.46	517	12.41

Retenanted
Vacant for less than 12 months	765	61.91	2,657	32.62
Vacant longer than 12 months	1,164	38.38	3,238	52.52

Total Retenanted	1,929	45.19	5,895	41.20

Total / Weighted Average	1,996	41.49	6,412	34.71

TOTALS:
Equity Office’s share of Total / Weighted Average	64,141	18.02	96,234	21.71
JV partners’ share of Total / Weighted Average	6,203	31.29	160	17.10

Total / Weighted Average	$70,344	$18.72	$96,394	$21.70

Equity Office Properties Trust
Tenant Improvements and Leasing Costs (continued)
The amounts shown below represent the total tenant improvements and leasing costs for leases which commenced during the period, regardless of when such costs were actually paid.

	For the six months ended June 30,
	2006		2005
		(Dollars in thousands, except per square foot amounts)
	Tenant improvement and	Weighted average cost	Tenant improvement and	Weighted average cost
	leasing costs	per square foot leased	leasing costs	per square foot leased
WHOLLY-OWNED PROPERTIES:
Renewals	$29,985	$8.93	$47,462	$11.08

Retenanted
Vacant for less than 12 months	62,043	21.16	51,477	19.05
Vacant longer than 12 months	28,564	26.59	44,299	28.10

Total Retenanted	90,607	22.61	95,776	22.38

Total / Weighted Average	120,592	16.38	143,238	16.73

CONSOLIDATED JOINT VENTURES (EQUITY OFFICE SHARE):
Renewals	5,642	13.01	22,291	41.82

Retenanted
Vacant for less than 12 months	7,826	28.31	8,199	17.83
Vacant longer than 12 months	4,814	50.30	1,477	33.50

Total Retenanted	12,640	33.97	9,676	19.20

Total / Weighted Average	18,282	22.69	31,967	30.83

CONSOLIDATED JOINT VENTURES (JV PARTNER SHARE):
Renewals	1,940	8.23	77	7.24

Retenanted
Vacant for less than 12 months	6,127	31.68	226	33.96
Vacant longer than 12 months	3,208	41.89	107	30.16

Total Retenanted	9,335	34.58	333	32.64

Total / Weighted Average	11,275	22.30	410	19.67

UNCONSOLIDATED JOINT VENTURES (EQUITY OFFICE SHARE):
Renewals	79	7.09	1,126	10.18

Retenanted
Vacant for less than 12 months	947	46.06	6,619	32.49
Vacant longer than 12 months	1,534	40.93	9,476	52.45

Total Retenanted	2,481	42.75	16,095	41.87

Total / Weighted Average	2,560	36.99	17,221	34.79

TOTALS:
Equity Office’s share of Total / Weighted Average	141,434	17.17	192,426	19.06
JV partners’ share of Total / Weighted Average	11,275	22.30	410	19.67

Total / Weighted Average	$152,709	$17.46	$192,836	$19.07

Equity Office Properties Trust
Tenant Improvements, Leasing Costs and Capital Improvements
Reconciliation to the Consolidated Statements of Cash Flows
The information on the prior pages includes tenant improvements and leasing costs for leases which commenced during the period shown. The amounts included in the consolidated statements of cash flows represent the cash expenditures made during the period, regardless of when the leases commence. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures. Capital improvements reflect amounts paid or accrued for the periods shown. The reconciliation between the amounts shown on the prior pages for the consolidated properties and the amounts disclosed in the consolidated statements of cash flows is as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2006	2005	2006	2005
		(Dollars in thousands)
Capital improvements:
Wholly-owned properties	$22,564	$10,848	$33,957	$15,145
Consolidated joint ventures (Equity Office share)	2,134	540	2,722	802
Consolidated joint ventures (JV partner share)	3,651	14	3,789	18
Tenant improvements and leasing costs:
Wholly-owned properties	55,395	64,187	120,592	143,238
Consolidated joint ventures (Equity Office share)	6,750	25,635	18,282	31,967
Consolidated joint ventures (JV partner share)	6,203	160	11,275	410
Expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other	5,144	5,047	9,754	7,983

Subtotal	101,841	106,431	200,371	199,563
Development and redevelopment costs	38,508	3,610	55,857	4,695
Timing differences	32,112	(6,103)	31,782	455

Total capital improvements, tenant improvements and leasing costs	$172,461	$103,938	$288,010	$204,713

Selected items from the consolidated statements of cash flows:
Capital and tenant improvements (including development costs)	$141,822	$74,557	$223,425	$150,963
Lease commissions and other costs	30,639	29,381	64,585	53,750

Total	$172,461	$103,938	$288,010	$204,713

Equity Office Properties Trust
Portfolio Summary
June 30, 2006

	Total Office Portfolio	Effective Office Portfolio (a)
	Square Feet	Square Feet	% NOI (b)
CBD	46,600,399	39,203,632	45.2%
Suburban	62,596,329	60,178,618	54.8%

Total	109,196,728	99,382,250	100.0%

		Effective Office Portfolio (a)
		CBD				Suburban				Total
Market	State	Buildings	Square Feet	% Square Feet	% NOI (b)	Buildings	Square Feet	% Square Feet	% NOI (b)	Buildings	Square Feet	% Square Feet	% NOI (b)
Boston	MA	17	7,408,938	7.5%	11.0%	26	3,410,541	3.4%	2.9%	43	10,819,479	10.9%	13.9%
San Francisco	CA	10	3,316,868	3.3%	4.6%	81	5,829,268	5.9%	6.5%	91	9,146,136	9.2%	11.1%
New York	NY	7	5,361,421	5.4%	9.9%	—	—	—	—	7	5,361,421	5.4%	9.9%
Los Angeles	CA	2	1,896,244	1.9%	2.0%	46	5,383,766	5.4%	7.3%	48	7,280,010	7.3%	9.2%
San Jose	CA	2	643,046	0.6%	0.9%	75	5,706,578	5.7%	7.7%	77	6,349,624	6.4%	8.5%
Seattle	WA	10	3,871,083	3.9%	4.0%	40	4,567,201	4.6%	4.0%	50	8,438,284	8.5%	8.1%
Washington, D.C.	DC, VA	10	1,776,776	1.8%	2.6%	18	4,321,768	4.3%	4.8%	28	6,098,544	6.1%	7.4%
Chicago	IL	8	5,376,227	5.4%	3.6%	26	5,328,997	5.4%	3.3%	34	10,705,224	10.8%	6.9%
Orange County	CA	—	—	—	—	28	5,748,618	5.8%	4.5%	28	5,748,618	5.8%	4.5%
Atlanta	GA	2	1,602,460	1.6%	0.9%	31	4,713,740	4.7%	2.4%	33	6,316,200	6.4%	3.2%
Portland	OR	3	881,031	0.9%	0.6%	42	3,295,596	3.3%	2.2%	45	4,176,627	4.2%	2.8%
Denver	CO	7	2,938,945	3.0%	1.8%	8	1,614,820	1.6%	0.8%	15	4,553,765	4.6%	2.6%
Sacramento	CA	1	502,365	0.5%	0.7%	37	2,001,249	2.0%	1.5%	38	2,503,614	2.5%	2.2%
San Diego	CA	—	—	—	—	14	1,716,529	1.7%	2.0%	14	1,716,529	1.7%	2.0%
Oakland	CA	—	—	—	—	12	2,330,856	2.3%	1.9%	12	2,330,856	2.3%	1.9%
Austin	TX	4	1,873,585	1.9%	1.3%	11	982,839	1.0%	0.5%	15	2,856,424	2.9%	1.8%
Stamford	CT	—	—	—	—	7	1,654,296	1.7%	1.8%	7	1,654,296	1.7%	1.8%
All Others		5	1,754,643	1.8%	1.5%	5	1,571,956	1.6%	0.7%	10	3,326,599	3.3%	2.2%

Total		88	39,203,632	39.4%	45.2%	507	60,178,618	60.6%	54.8%	595	99,382,250	100%	100%

(a)	Equity Office’s Total Office Portfolio consists of 595 office buildings comprising 109.2 million square feet. After excluding partial interests owned by Equity Office’s joint venture partners, Equity Office’s share of the Total Office Portfolio is 99.4 million square feet and is referred to as the “Effective Office Portfolio.” The Effective Office Portfolio square feet of 99.4 million has not been reduced to reflect Equity Office’s minority interest partners’ share of EOP Partnership. Properties that have been taken out of service and properties under development are not included.

(b)	NOI calculations are based on Equity Office’s wholly-owned properties and Equity Office’s share of NOI from consolidated and unconsolidated joint ventures for the three months ended June 30, 2006 from properties owned and in service as of June 30, 2006.

Equity Office Properties Trust
Total Office Portfolio Data
June 30, 2006

Equity Office Properties Trust
Total Office Portfolio
Gross Leasing Summary

	For the three months ended June 30,
	2006		2005
Square feet leased (a)	3,809,418		4,692,085
Weighted average term in years	4.44		5.11

Rental Rates (b)
	GAAP Basis (c)	Cash Basis (d)	GAAP Basis (c)	Cash Basis (d)

Rate on expiring leases	$29.51	$30.78	$30.51	$31.45
Rate on terminated leases	29.23	30.01	27.45	27.90

Rate on expiring and terminated leases	29.47	30.67	30.07	30.94
Rate on new and renewal leases	29.02	27.98	28.60	27.83

Change from expiring and terminated leases	($0.45)	($2.69)	($1.47)	($3.11)

% Change from expiring and terminated leases	-1.5%	-8.8%	-4.9%	-10.1%

Change from expiring leases only	($0.49)	($2.80)	($1.91)	($3.62)

% Change from expiring leases only	-1.7%	-9.1%	-6.3%	-11.5%

	For the six months ended June 30,
	2006		2005
Square feet leased (a)	8,844,682		10,699,742
Weighted average term in years	4.38		5.59

Rental Rates (b)
	GAAP Basis (c)	Cash Basis (d)	GAAP Basis (c)	Cash Basis (d)

Rate on expiring leases	$29.70	$30.45	$28.77	$29.50
Rate on terminated leases	28.15	28.52	30.55	31.62

Rate on expiring and terminated leases	29.51	30.21	29.10	29.89
Rate on new and renewal leases	28.42	27.61	27.19	26.11

Change from expiring and terminated leases	($1.09)	($2.60)	($1.91)	($3.78)

% Change from expiring and terminated leases	-3.7%	-8.6%	-6.6%	-12.6%

Change from expiring leases only	($1.28)	($2.84)	($1.58)	($3.39)

% Change from expiring leases only	-4.3%	-9.3%	-5.5%	-11.5%

(a)	For tenants whose lease term commenced in the period presented.

(b)	The rental rates are presented on an annual weighted-average basis based on square feet.

(c)	These weighted average GAAP rental rates are based on the average annual base rent per square foot over the term of each lease and the current estimated tenant reimbursements, if any.

(d)	These weighted average annual cash rental rates are based on the monthly contractual rent when the lease commenced, expired or terminated multiplied by 12 months. For new and renewal leases, if the monthly contractual rent when the lease commenced is $0 (as a result of rent abatements) then the rental rate represents the first monthly rent payment due multiplied by 12 months (“Annualized Cash Rent”). The contractual rent amounts include total base rent and estimated expense reimbursements from tenants before any adjustments for rent abatements and contractual increases or decreases in rent. We believe Annualized Cash Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Total Office Portfolio
Occupancy Summary
June 30, 2006

	Square Feet
Market	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total

Boston	11,104,560	277,852	547,493	11,929,905	93.1%	2.3%	4.6%	100%
San Francisco	8,860,358	199,541	894,201	9,954,100	89.0%	2.0%	9.0%	100%
New York	5,237,702	27,508	101,900	5,367,110	97.6%	0.5%	1.9%	100%
Los Angeles	7,839,938	139,608	430,793	8,410,339	93.2%	1.7%	5.1%	100%
San Jose	5,615,102	159,449	575,073	6,349,624	88.4%	2.5%	9.1%	100%
Seattle	9,042,952	182,194	402,739	9,627,885	93.9%	1.9%	4.2%	100%
Washington, D.C.	6,281,195	116,601	223,045	6,620,841	94.9%	1.8%	3.4%	100%
Chicago	10,748,792	126,241	1,088,903	11,963,936	89.8%	1.1%	9.1%	100%
Orange County	5,306,016	63,797	378,805	5,748,618	92.3%	1.1%	6.6%	100%
Atlanta	5,515,782	55,965	1,449,857	7,021,604	78.6%	0.8%	20.6%	100%
Portland	3,863,166	60,747	252,714	4,176,627	92.5%	1.5%	6.1%	100%
Denver	4,139,074	63,547	351,144	4,553,765	90.9%	1.4%	7.7%	100%
Sacramento	2,493,518	61,034	151,452	2,706,004	92.1%	2.3%	5.6%	100%
San Diego	1,968,369	26,176	213,259	2,207,804	89.2%	1.2%	9.7%	100%
Oakland	2,436,303	32,987	137,051	2,606,341	93.5%	1.3%	5.3%	100%
Austin	2,294,519	86,348	475,557	2,856,424	80.3%	3.0%	16.6%	100%
Stamford	1,437,669	61,830	154,797	1,654,296	86.9%	3.7%	9.4%	100%
All Others	4,886,760	80,646	474,099	5,441,505	89.8%	1.5%	8.7%	100%

Total	99,071,775	1,822,071	8,302,882	109,196,728	90.7%	1.7%	7.6%	100%

	Square Feet
Location	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total

CBD	42,513,546	758,018	3,328,835	46,600,399	91.2%	1.6%	7.1%	100%
Suburban	56,558,229	1,064,053	4,974,047	62,596,329	90.4%	1.7%	7.9%	100%

Total	99,071,775	1,822,071	8,302,882	109,196,728	90.7%	1.7%	7.6%	100%

Equity Office Properties Trust
Total Office Portfolio
25 Largest Tenants
June 30, 2006

		Weighted Average	Percentage of
	Number of	Remaining Lease	Office Portfolio	Aggregate Rentable	Percentage of Aggregate
Largest Tenants (a) (b)	Buildings	Term in Months (c)	Annualized Rent	Square Feet	Occupied Square Feet

General Services Administration	37	49	2.2%	2,843,053	2.9%
Washington Mutual	30	47	1.6%	1,595,833	1.6%
Ogilvy & Mather	1	36	1.2%	578,783	0.6%
Wells Fargo	32	86	1.0%	1,009,734	1.0%
Marsh & McLennan Companies	10	41	1.0%	776,383	0.8%
Cravath, Swaine & Moore LLP	1	38	1.0%	502,253	0.5%
PricewaterhouseCoopers	6	57	0.9%	638,228	0.6%
State Street	5	109	0.8%	445,188	0.4%
Wachovia Corporation	33	36	0.8%	770,756	0.8%
HQ Global/Regus	38	44	0.8%	833,072	0.8%
Xerox	7	62	0.8%	294,399	0.3%
Calyon	1	80	0.8%	363,997	0.4%
Siemens	6	57	0.7%	434,509	0.4%
Dewey Ballantine LLP	1	167	0.7%	418,387	0.4%
Booz Allen Hamilton	4	65	0.7%	714,236	0.7%
Citigroup Inc.	31	40	0.7%	671,418	0.7%
Ameriquest Mortgage Company	27	38	0.7%	1,036,775	1.0%
Merrill Lynch	16	52	0.6%	486,945	0.5%
Deloitte & Touche LLP	7	90	0.6%	707,930	0.7%
Oracle	10	69	0.6%	583,866	0.6%
MFS Investment Management	1	80	0.6%	353,665	0.4%
Advanced Micro Devices	1	55	0.6%	175,000	0.2%
Wilmer Cutler Pickering Hale and Dorr LLP	1	84	0.6%	364,209	0.4%
Chicago Mercantile Exchange	2	29	0.5%	455,631	0.5%
American International Group (AIG)	9	69	0.5%	457,920	0.5%

Total / Weighted Average (c)		58	21.1%	17,512,170	17.7%

(a)	Based on annualized rent. Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0 (as a result of rent abatements), then the first monthly rent payment due under the existing lease is used to calculate annualized rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to June 30, 2006. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(b)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(c)	Weighted average calculation based on aggregate rentable square footage occupied by each tenant without regard to any early lease termination and/or renewal options.

Equity Office Properties Trust
Total Office Portfolio
Lease Expiration Schedule
June 30, 2006
The following schedule is based upon the contractual termination date of the leases, without regard to any lease termination and/or renewal options. Some of our leases are subject to various forms of lease termination options exercisable by tenants. Depending on the form of the option, some of these options may or may not require the payment of a fee and notice period as a condition to exercise. Although it is not possible to predict which tenants are likely to exercise these options, it has been our experience that the greatest incidence of lease termination option exercises occur in markets in which the contractual rents under the lease are significantly higher than current market rents. As a result of these lease termination options, renewal options and other factors, such as tenant insolvencies, the actual termination dates of some portion of the leases may vary from the contractual expiration date set forth in this schedule.

	Year of Expiration
(Dollars in thousands except per square foot amounts)	2006 (a)	2007	2008	2009	2010	2011	2012	2013	2014	2015	Thereafter (e)	Totals

Boston
Square Feet (b)	187,735	1,102,887	1,681,072	1,242,539	1,590,278	647,361	1,212,436	1,303,153	747,182	272,129	1,117,788	11,104,560
% Square Feet (c)	1.6%	9.2%	14.1%	10.4%	13.3%	5.4%	10.2%	10.9%	6.3%	2.3%	9.4%	93.1%
Annualized Rent for occupied square feet (d)	$7,061	$46,749	$64,084	$50,949	$64,046	$25,600	$52,591	$56,931	$28,605	$9,317	$50,840	$456,773
Annualized Rent per occupied square foot (d)	$37.61	$42.39	$38.12	$41.00	$40.27	$39.55	$43.38	$43.69	$38.28	$34.24	$45.48	$41.13

San Francisco
Square Feet (b)	463,241	1,192,068	1,458,565	1,019,974	1,893,990	1,040,174	475,731	458,985	251,023	304,945	301,662	8,860,358
% Square Feet (c)	4.7%	12.0%	14.7%	10.2%	19.0%	10.4%	4.8%	4.6%	2.5%	3.1%	3.0%	89.0%
Annualized Rent for occupied square feet (d)	$17,177	$41,330	$58,010	$33,538	$77,614	$36,790	$15,627	$14,835	$7,535	$7,785	$18,810	$329,051
Annualized Rent per occupied square foot (d)	$37.08	$34.67	$39.77	$32.88	$40.98	$35.37	$32.85	$32.32	$30.02	$25.53	$62.35	$37.14

New York
Square Feet (b)	57,502	174,851	112,196	1,262,558	327,227	448,789	527,904	460,821	114,544	83,132	1,668,178	5,237,702
% Square Feet (c)	1.1%	3.3%	2.1%	23.5%	6.1%	8.4%	9.8%	8.6%	2.1%	1.5%	31.1%	97.6%
Annualized Rent for occupied square feet (d)	$3,210	$9,473	$6,515	$76,080	$16,763	$27,233	$24,668	$29,951	$7,125	$6,240	$83,501	$290,759
Annualized Rent per occupied square foot (d)	$55.82	$54.18	$58.07	$60.26	$51.23	$60.68	$46.73	$64.99	$62.20	$75.06	$50.06	$55.51

Los Angeles
Square Feet (b)	343,515	1,059,265	762,359	936,559	1,045,332	924,924	720,695	536,497	364,937	686,313	459,542	7,839,938
% Square Feet (c)	4.1%	12.6%	9.1%	11.1%	12.4%	11.0%	8.6%	6.4%	4.3%	8.2%	5.5%	93.2%
Annualized Rent for occupied square feet (d)	$12,709	$38,095	$23,827	$27,160	$32,809	$33,152	$24,226	$19,527	$13,103	$21,520	$15,960	$262,088
Annualized Rent per occupied square foot (d)	$37.00	$35.96	$31.25	$29.00	$31.39	$35.84	$33.61	$36.40	$35.90	$31.36	$34.73	$33.43

San Jose
Square Feet (b)	300,102	806,583	511,719	586,866	1,020,335	966,652	482,672	200,656	346,715	190,410	202,392	5,615,102
% Square Feet (c)	4.7%	12.7%	8.1%	9.2%	16.1%	15.2%	7.6%	3.2%	5.5%	3.0%	3.2%	88.4%
Annualized Rent for occupied square feet (d)	$12,235	$26,128	$12,384	$16,348	$38,939	$49,650	$32,642	$5,939	$7,042	$7,820	$5,402	$214,529
Annualized Rent per occupied square foot (d)	$40.77	$32.39	$24.20	$27.86	$38.16	$51.36	$67.63	$29.60	$20.31	$41.07	$26.69	$38.21

Seattle
Square Feet (b)	820,729	525,296	1,194,011	1,366,643	1,375,883	836,788	490,405	752,452	429,105	524,877	726,763	9,042,952
% Square Feet (c)	8.5%	5.5%	12.4%	14.2%	14.3%	8.7%	5.1%	7.8%	4.5%	5.5%	7.5%	93.9%
Annualized Rent for occupied square feet (d)	$24,338	$13,166	$31,134	$33,960	$37,466	$21,127	$13,639	$20,056	$10,061	$10,480	$16,562	$231,989
Annualized Rent per occupied square foot (d)	$29.65	$25.06	$26.08	$24.85	$27.23	$25.25	$27.81	$26.65	$23.45	$19.97	$22.79	$25.65

Washington, D.C.
Square Feet (b)	235,230	783,911	885,005	644,752	389,784	1,028,375	378,454	283,309	684,131	679,478	288,766	6,281,195
% Square Feet (c)	3.6%	11.8%	13.4%	9.7%	5.9%	15.5%	5.7%	4.3%	10.3%	10.3%	4.4%	94.9%
Annualized Rent for occupied square feet (d)	$8,023	$24,127	$27,326	$21,629	$12,553	$35,289	$12,980	$10,762	$24,012	$25,162	$11,917	$213,780
Annualized Rent per occupied square foot (d)	$34.11	$30.78	$30.88	$33.55	$32.21	$34.32	$34.30	$37.99	$35.10	$37.03	$41.27	$34.03

Chicago
Square Feet (b)	699,553	964,407	1,451,377	949,878	1,443,128	897,328	814,097	593,828	679,565	1,343,136	912,495	10,748,792
% Square Feet (c)	5.8%	8.1%	12.1%	7.9%	12.1%	7.5%	6.8%	5.0%	5.7%	11.2%	7.6%	89.8%
Annualized Rent for occupied square feet (d)	$20,550	$25,312	$43,974	$26,972	$41,846	$24,766	$23,226	$16,696	$16,438	$36,753	$21,886	$298,419
Annualized Rent per occupied square foot (d)	$29.38	$26.25	$30.30	$28.40	$29.00	$27.60	$28.53	$28.12	$24.19	$27.36	$23.98	$27.76

Equity Office Properties Trust
Total Office Portfolio
Lease Expiration Schedule
June 30, 2006

	Year of Expiration
(Dollars in thousands except per square foot amounts)	2006 (a)	2007	2008	2009	2010	2011	2012	2013	2014	2015	Thereafter (e)	Totals

Orange County
Square Feet (b)	347,028	974,117	1,548,596	593,520	683,285	649,726	248,079	170,745	15,810	21,146	53,964	5,306,016
% Square Feet (c)	6.0%	16.9%	26.9%	10.3%	11.9%	11.3%	4.3%	3.0%	0.3%	0.4%	0.9%	92.3%
Annualized Rent for occupied square feet (d)	$9,518	$25,967	$37,992	$15,696	$16,709	$16,612	$6,409	$4,219	$343	$541	$723	$134,729
Annualized Rent per occupied square foot (d)	$27.43	$26.66	$24.53	$26.45	$24.45	$25.57	$25.83	$24.71	$21.70	$25.58	$13.40	$25.39

Atlanta
Square Feet (b)	314,151	710,787	660,811	777,213	1,411,930	478,303	197,101	306,128	271,459	73,162	314,737	5,515,782
% Square Feet (c)	4.5%	10.1%	9.4%	11.1%	20.1%	6.8%	2.8%	4.4%	3.9%	1.0%	4.5%	78.6%
Annualized Rent for occupied square feet (d)	$6,593	$16,428	$13,096	$22,302	$36,626	$10,252	$3,794	$5,721	$5,084	$1,620	$6,934	$128,450
Annualized Rent per occupied square foot (d)	$20.99	$23.11	$19.82	$28.69	$25.94	$21.43	$19.25	$18.69	$18.73	$22.14	$22.03	$23.29

Portland
Square Feet (b)	212,966	591,276	429,513	688,087	812,691	503,451	134,137	79,595	81,613	61,688	268,149	3,863,166
% Square Feet (c)	5.1%	14.2%	10.3%	16.5%	19.5%	12.1%	3.2%	1.9%	2.0%	1.5%	6.4%	92.5%
Annualized Rent for occupied square feet (d)	$4,715	$14,960	$9,610	$14,899	$16,199	$11,514	$3,132	$1,792	$1,636	$1,295	$5,054	$84,806
Annualized Rent per occupied square foot (d)	$22.14	$25.30	$22.37	$21.65	$19.93	$22.87	$23.35	$22.51	$20.05	$20.99	$18.85	$21.95

Denver
Square Feet (b)	395,070	515,168	626,802	713,114	465,096	386,512	451,092	112,086	220,981	59,082	194,071	4,139,074
% Square Feet (c)	8.7%	11.3%	13.8%	15.7%	10.2%	8.5%	9.9%	2.5%	4.9%	1.3%	4.3%	90.9%
Annualized Rent for occupied square feet (d)	$8,678	$8,677	$12,138	$16,235	$9,329	$7,464	$7,955	$2,103	$5,104	$927	$3,351	$81,961
Annualized Rent per occupied square foot (d)	$21.97	$16.84	$19.36	$22.77	$20.06	$19.31	$17.63	$18.76	$23.10	$15.69	$17.27	$19.80

Sacramento
Square Feet (b)	181,918	474,029	319,388	594,000	254,418	301,756	172,897	49,330	26,448	37,747	81,587	2,493,518
% Square Feet (c)	6.7%	17.5%	11.8%	22.0%	9.4%	11.2%	6.4%	1.8%	1.0%	1.4%	3.0%	92.1%
Annualized Rent for occupied square feet (d)	$4,731	$13,230	$8,681	$15,204	$7,274	$8,195	$5,297	$1,332	$705	$1,097	$1,224	$66,970
Annualized Rent per occupied square foot (d)	$26.01	$27.91	$27.18	$25.60	$28.59	$27.16	$30.64	$27.00	$26.66	$29.06	$15.00	$26.86

San Diego
Square Feet (b)	175,357	148,234	271,947	455,085	435,934	258,408	38,980	22,408	10,052	73,878	78,086	1,968,369
% Square Feet (c)	7.9%	6.7%	12.3%	20.6%	19.7%	11.7%	1.8%	1.0%	0.5%	3.3%	3.5%	89.2%
Annualized Rent for occupied square feet (d)	$6,218	$5,032	$9,465	$13,287	$13,273	$8,442	$1,283	$827	$361	$2,229	1,786	$62,203
Annualized Rent per occupied square foot (d)	$35.46	$33.95	$34.80	$29.20	$30.45	$32.67	$32.91	$36.91	$35.91	$30.17	$22.87	$31.60

Oakland
Square Feet (b)	209,773	312,602	456,490	411,745	323,764	228,112	83,040	368,749	13,500	7,066	21,462	2,436,303
% Square Feet (c)	8.0%	12.0%	17.5%	15.8%	12.4%	8.8%	3.2%	14.1%	0.5%	0.3%	0.8%	93.5%
Annualized Rent for occupied square feet (d)	$8,177	$9,938	$12,684	$10,222	$8,801	$7,650	$2,274	$13,366	$362	$142	—	$73,616
Annualized Rent per occupied square foot (d)	$38.98	$31.79	$27.79	$24.83	$27.18	$33.54	$27.38	$36.25	$26.81	$20.10	—	$30.22

Austin
Square Feet (b)	52,487	260,420	292,057	156,935	326,007	192,075	332,188	134,053	218,298	144,419	185,580	2,294,519
% Square Feet (c)	1.8%	9.1%	10.2%	5.5%	11.4%	6.7%	11.6%	4.7%	7.6%	5.1%	6.5%	80.3%
Annualized Rent for occupied square feet (d)	$1,063	$6,639	$7,781	$3,786	$7,746	$5,363	$10,557	3,485	$6,043	$3,239	$5,621	$61,323
Annualized Rent per occupied square foot (d)	$20.25	$25.49	$26.64	$24.12	$23.76	$27.92	$31.78	$26.00	$27.68	$22.43	$30.29	$26.73

Stamford
Square Feet (b)	166,389	74,671	228,184	233,450	207,511	253,785	120,016	95,982	44,765	—	12,916	1,437,669
% Square Feet (c)	10.1%	4.5%	13.8%	14.1%	12.5%	15.3%	7.3%	5.8%	2.7%	—	0.8%	86.9%
Annualized Rent for occupied square feet (d)	$5,861	$2,388	$8,212	$8,064	$7,413	$9,111	$4,072	$3,022	$1,478	—	—	$49,621
Annualized Rent per occupied square foot (d)	$35.22	$31.98	$35.99	$34.54	$35.72	$35.90	$33.93	$31.49	$33.02	—	—	$34.51

Equity Office Properties Trust
Total Office Portfolio
Lease Expiration Schedule
June 30, 2006

	Year of Expiration

(Dollars in thousands except per square foot amounts)	2006 (a)	2007	2008	2009	2010	2011	2012	2013	2014	2015	Thereafter (e)	Totals

All Others
Square Feet (b)	349,119	413,938	1,039,480	702,689	461,210	339,812	291,267	95,962	162,111	161,336	869,836	4,886,760
% Square Feet (c)	6.4%	7.6%	19.1%	12.9%	8.5%	6.2%	5.4%	1.8%	3.0%	3.0%	16.0%	89.8%
Annualized Rent for occupied square feet (d)	$6,705	$8,566	$22,959	$17,642	$10,429	$7,917	$7,157	$2,811	$4,315	$3,482	$22,907	$114,890
Annualized Rent per occupied square foot (d)	$19.21	$20.69	$22.09	$25.11	$22.61	$23.30	$24.57	$29.29	$26.62	$21.58	$26.33	$23.51

Total Portfolio
Square Feet (b)	5,511,865	11,084,510	13,929,572	13,335,607	14,467,803	10,382,331	7,171,191	6,024,739	4,682,239	4,723,944	7,757,974	99,071,775
% Square Feet (c)	5.0%	10.2%	12.8%	12.2%	13.2%	9.5%	6.6%	5.5%	4.3%	4.3%	7.1%	90.7%
Annualized Rent for occupied square feet (d)	$167,562	$336,205	$409,872	$423,973	$455,835	$346,127	$251,529	$213,375	$139,352	$139,649	$272,478	$3,155,957
Annualized Rent per occupied square foot (d)	$30.40	$30.33	$29.42	$31.79	$31.51	$33.34	$35.07	$35.42	$29.76	$29.56	$35.12	$31.86

(a)	625,025 square feet expiring in 2006 is from month to month leases.

(b)	Represents occupied square feet of expiring leases as of the reporting date.

(c)	Represents occupied square feet of expiring leases in the market divided by the market’s total building square feet.

(d)	Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0 (as a result of rent abatements), then the first monthly rent payment due under the existing lease is used to calculate annualized rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to June 30, 2006. Total rent abatements for leases in which occupancy has commenced as of the reporting date for the period from July 1, 2006 to June 30, 2007 are approximately $28 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(e)	EOP management offices and owner-building use space totaling 845,503 square feet is included in square feet, however, the rent per square foot is $0.

Equity Office Properties Trust
Total Office Portfolio
Rent Expiration by Market 2006 to 2008
June 30, 2006

	Percentage of Total Annualized Rent Associated with Expiring Leases (a)
Market	2006	2007	2008	Total

Boston	0.22%	1.48%	2.03%	3.74%
San Francisco	0.54%	1.31%	1.84%	3.69%
New York	0.10%	0.30%	0.21%	0.61%
Los Angeles	0.40%	1.21%	0.75%	2.36%
San Jose	0.39%	0.83%	0.39%	1.61%
Seattle	0.77%	0.42%	0.99%	2.17%
Washington, D.C.	0.25%	0.76%	0.87%	1.88%
Chicago	0.65%	0.80%	1.39%	2.85%
Orange County	0.30%	0.82%	1.20%	2.33%
Atlanta	0.21%	0.52%	0.41%	1.14%
Portland	0.15%	0.47%	0.30%	0.93%
Denver	0.27%	0.27%	0.38%	0.93%
Sacramento	0.15%	0.42%	0.28%	0.84%
San Diego	0.20%	0.16%	0.30%	0.66%
Oakland	0.26%	0.31%	0.40%	0.98%
Austin	0.03%	0.21%	0.25%	0.49%
Stamford	0.19%	0.08%	0.26%	0.52%
All Others	0.21%	0.27%	0.73%	1.21%

Total	5.31%	10.65%	12.99%	28.95%

(a)	Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0 (as a result of rent abatements), then the first monthly rent payment due under the existing lease is used to calculate annualized rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to June 30, 2006. Total rent abatements for leases in which occupancy has commenced as of the reporting date for the period from July 1, 2006 to June 30, 2007 are approximately $28 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Total Office Portfolio
Lease Distribution by Size
June 30, 2006

		Percentage of Total Office		Percentage of Total	Annualized Rent per
	Total Occupied	Portfolio Occupied	Annualized Rent (in	Office Portfolio	Occupied Square
Square Feet	Square Feet (a)	Square Feet	thousands) (b)	Annualized Rent (b)	Foot (b)

2,500 or Less	4,852,844	4.9%	$133,218	4.2%	$27.45
2,501 - 5,000	8,009,845	8.1%	220,328	7.0%	27.51
5,001 - 7,500	6,630,358	6.7%	185,599	5.9%	27.99
7,501 - 10,000	5,123,763	5.2%	144,991	4.6%	28.30
10,001 - 20,000	14,829,386	15.0%	431,668	13.7%	29.11
20,001 - 40,000	15,442,874	15.6%	484,950	15.4%	31.40
40,001 - 60,000	9,616,545	9.7%	303,330	9.6%	31.54
60,001 - 100,000	9,967,571	10.1%	324,221	10.3%	32.53
100,001 or Greater	24,598,589	24.8%	927,654	29.4%	37.71

Total / Weighted Average	99,071,775	100.0%	$3,155,957	100.0%	$31.86

(a)Total net rentable square feet for office properties is as follows:

	Square Feet	Percent of Total

Occupied by tenants	98,226,272	90.0%
Used for EOP management offices and owner building use space	845,503	0.8%

Total occupied square feet	99,071,775	90.7%
Leased and unoccupied square feet	1,822,071	1.7%
Unleased square feet	8,302,882	7.6%

Total rentable square feet	109,196,728	100.0%

(b)	Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0 (as a result of rent abatements), then the first monthly rent payment due under the existing lease is used to calculate annualized rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to June 30, 2006. Total rent abatements for leases in which occupancy has commenced as of the reporting date for the period from July 1, 2006 to June 30, 2007 are approximately $28 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Total Office Portfolio
Distribution by Industry
June 30, 2006

			Percentage of Office
		Occupied Square	Portfolio Occupied
NAICS Code	Classification	Feet	Square Feet

541	Professional, Scientific and Technical Services	32,870,761	33.2%	(a)
521-525	Finance and Insurance	27,450,162	27.7%	(b)
511-514	Information	7,599,858	7.7%	(c)
311-339	Manufacturing	4,774,885	4.8%
921-928	Public Administration	4,114,037	4.2%
561-562	Administrative and Support and Waste Management and Remediation Services	3,175,282	3.2%
531-533	Real Estate, Rental and Leasing	2,546,239	2.6%
441-454	Retail Trade	2,190,205	2.2%
711-713	Arts, Entertainment and Recreation	1,956,443	2.0%
621-624	Health Care and Social Assistance	1,627,329	1.6%
811-824	Other Services (except Public Administration)	1,624,036	1.6%
421-422	Wholesale Trade	1,300,051	1.3%
721-722	Accommodation and Food Services	1,239,075	1.3%
611	Educational Services	1,313,274	1.3%
Other	Other	5,290,138	5.3%

Total		99,071,775	100.0%

(a) Professional, Scientific and Technical Services includes the following:

5411	Legal Services	13,606,045	13.7%
5412	Accounting, Tax Preparation, Bookkeeping and Payroll Services	2,812,357	2.8%
5413	Architectural, Engineering, and Related Services	2,139,486	2.2%
5415	Computer Systems Design and Related Services	4,808,783	4.9%
5416	Management, Scientific and Technical Consulting Services (Marketing Consulting Services)	6,756,976	6.8%
	Other Professional, Scientific and Technical Services	2,747,114	2.8%

	Total Professional, Scientific and Technical Services	32,870,761	33.2%

(b) Finance and Insurance includes the following:

523	Securities, Commodity Contracts and Other Financial Investments and Related Activities	9,418,675	9.5%
524	Insurance Carriers and Related Activities	6,840,741	6.9%
5221	Depository Credit Intermediation (Banks, S&Ls, Credit Unions)	6,315,571	6.4%
	Other Finance and Insurance	4,875,175	4.9%

	Total Finance and Insurance	27,450,162	27.7%

(c) Information includes the following:

511	Publishing Industries	4,054,391	4.1%
5133	Telecommunications	2,867,653	2.9%
	Other Information	677,814	0.7%

	Total Information	7,599,858	7.7%

Forward — Looking Statements
This Supplemental Operating and Financial Data Report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating this release and the outlook of Equity Office include, but are not limited to, changes in economic, business and competitive conditions, and other factors affecting the operation of the business of Equity Office. These and other risks and uncertainties are detailed from time to time in Equity Office’s filings with the SEC, including its Form 10-K filed on March 15, 2006. Equity Office is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of changes, new information, subsequent events or otherwise.